UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781
                                   ----------

                              TEMPLETON FUNDS, INC.
                             ----------------------
              (Exact name of registrant as specified in charter)


             500 EAST BROWARD BLVD., FORT LAUDERDALE, FL 33394-3091
            --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ---------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 2/28/06
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS

TEMPLETON WORLD FUND








                                [GRAPHIC OMITTED]

                                                              FEBRUARY 28, 2006
--------------------------------------------------------------------------------

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       SEMIANNUAL REPORT AND SHAREHOLDER LETTER           |    GLOBAL
--------------------------------------------------------------------------------

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                      TEMPLETON WORLD FUND
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
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                                                       See inside for details.

--------------------------------------------------------------------------------

                                     [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently
                            and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLAN | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton World Fund ......................................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   11

Financial Highlights and Statement of  Investments ........................   13

Financial Statements ......................................................   22

Notes to Financial Statements .............................................   25

Shareholder Information ...................................................   33

--------------------------------------------------------------------------------

Semiannual Report

Templeton World Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton World Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including emerging markets.

--------------------------------------------------------------------------------
  PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Templeton World Fund covers the period ended February 28, 2006.

PERFORMANCE OVERVIEW

Templeton World Fund - Class A posted a +9.13% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a +10.50% total return for the same period. 1 In line with our long-term investment strategy, we place more significance on the Fund's long-term performance. For the 10-year period ended February 28, 2006, Templeton World Fund -Class A delivered a +162.42% cumulative total return, compared with the MSCI World Index's +109.42% cumulative total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

The global economy overcame fears of derailment generated by higher energy costs and advanced at a fair pace over the six-month period ended February 28, 2006. In the fourth quarter of 2005, gross domestic product grew at annualized rates of 5.5% in Japan, 1.6% in the U.S. and 1.2% in the euro zone. 2 Based on more recent economic indicators, the economic expansion probably accelerated in the first two months of this year.

1. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2. Sources: Economic and Social Research Institute (Japan); U.S. Bureau of Economic Analysis; Eurostat.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                                                           Semiannual Report | 3

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

North America                                                              33.0%
Europe                                                                     32.2%
Asia                                                                       26.0%
Middle East & Africa                                                        1.7%
Australia & New Zealand                                                     1.1%
Latin America                                                               0.7%
Short-Term Investments & Other Net Assets                                   5.3%

TOP 10 COUNTRIES
Based on Equity Securities 2/28/06

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
U.S.                                                                       28.8%
--------------------------------------------------------------------------------
U.K.                                                                       16.3%
--------------------------------------------------------------------------------
Japan                                                                       8.5%
--------------------------------------------------------------------------------
South Korea                                                                 6.7%
--------------------------------------------------------------------------------
Hong Kong                                                                   6.1%
--------------------------------------------------------------------------------
Bermuda                                                                     3.7%
--------------------------------------------------------------------------------
Netherlands                                                                 3.7%
--------------------------------------------------------------------------------
France                                                                      3.5%
--------------------------------------------------------------------------------
Taiwan                                                                      2.8%
--------------------------------------------------------------------------------
Germany                                                                     2.4%
--------------------------------------------------------------------------------

Excluding the volatile energy and food sectors, inflation was relatively subdued worldwide and monetary policy remained fairly accommodative. The U.S. Federal Reserve Board raised the short-term federal funds target rate in four quarter-point increments, bringing it to 4.50%. The European Central Bank made one increase that brought short-term rates to 2.25%, after keeping rates at historically low levels for more than two and a half years. Even after these increases, both rates remained at levels considered supportive of further economic growth.

Strong demand for oil sustained high prices during most of the reporting period, while prices for other commodities such as industrial metals were also high, led by copper, whose contract price rose 29% over the six-month period. 3 This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

In this environment, global equity markets performed strongly, particularly outside the U.S. The six-month total return for the MSCI Europe, Australasia, Far East (EAFE) Index was +15.23%, calculated in U.S. dollars. 4 By comparison the total return for the MSCI USA Index was +6.20%. 5 The performance of the non-U.S. equity markets would have been stronger had the dollar not appreciated in value versus other major currencies. For the reporting period, the dollar rose against the British pound (+2.70%), the euro (+3.16%), the yen (+4.22%) and the Swiss franc (+4.22%). 6 However, the dollar declined versus some other currencies. For example, the dollar fell against the Brazilian real (-9.72%), the South Korean won (-6.68%), the Canadian dollar (-4.22%) and the Mexican peso (-3.27%). 6

In terms of global sector performance, as measured by the MSCI World Index, materials and financial stocks provided the strongest total returns, while energy and consumer staples provided the lowest positive returns. 7 The telecommunication services sector was the only sector that had negative returns for the period.

3. Source: New York Mercantile Exchange.

4. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

5. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

6. Source: IDC/ExShare via FactSet Research Systems.


4 | Semiannual Report

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look worldwide, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon.

MANAGER'S DISCUSSION

The Fund's gains over the six-month reporting period were attributable to stocks from a broad array of sectors, industries and geographic regions. Financials sector stocks were the standout, and were by far the greatest contributor to the Fund's absolute performance. 7 We held a substantial weighting in this sector throughout the period, averaging about 25% of the Fund's total net assets, and the most notable performers were U.S.-based company Merrill Lynch and South Korean- and Japanese-based financial institutions. Of the Fund's top 10 contributors, 8 were financial companies, and 7 out of 10 were based in South Korea or Japan.

Among non-U.S. equity markets, the strongest performance came from several emerging markets, especially South Korea's, where share prices gained substantially amid strong earnings growth at many companies. For example, South Korean banks Kookmin Bank and Shinhan Financial Group produced solid earnings during fourth quarter 2005. Both of these institutions showed a high return on equity (a measure of profitability) when compared with their stock valuations at period-end. Furthermore, Shinhan held good growth potential for its non-banking business, offered a management team with a proven track record, and garnered good market share through consolidations. By country, Japan was one of the Fund's single largest contributors to performance over the six-month reporting period. Despite this boost to performance, our stock selection and relatively light weighting in Japanese stocks hurt performance compared with the benchmark MSCI World Index. Certain information technology stocks also produced notable contributions to the Fund's return. For example, Samsung Electronics was the sector's single largest contributor. It is one of the world's premier technology companies and has set a goal to double its revenues over the next five years. Increased

TOP 10 CONTRIBUTORS TO PERFORMANCE
2/28/06

--------------------------------------------------------------------------------
COMPANY
SECTOR/INDUSTRY, COUNTRY
--------------------------------------------------------------------------------
Merrill Lynch & Co. Inc.
  CAPITAL MARKETS, U.S.
--------------------------------------------------------------------------------
Samsung Electronics Co. Ltd., ord. & pfd.
  SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT, SOUTH KOREA
--------------------------------------------------------------------------------
Kookmin Bank
  COMMERCIAL BANKS, SOUTH KOREA
--------------------------------------------------------------------------------
Hana Financial Group Inc.
  COMMERCIAL BANKS, SOUTH KOREA
--------------------------------------------------------------------------------
Nomura Holdings Inc.
  CAPITAL MARKETS, JAPAN
--------------------------------------------------------------------------------
Amvescap PLC
  CAPITAL MARKETS, U.K.
--------------------------------------------------------------------------------
SONY Corp.
  HOUSEHOLD DURABLES, JAPAN
--------------------------------------------------------------------------------
ACE Ltd.
  INSURANCE, BERMUDA
--------------------------------------------------------------------------------
Sompo Japan Insurance Inc.
  INSURANCE, JAPAN
--------------------------------------------------------------------------------
Shinhan Financial Group Co. Ltd.
  COMMERCIAL BANKS, SOUTH KOREA
--------------------------------------------------------------------------------


7. The financials sector comprises insurance, capital markets, commercial banks, consumer finance, real estate, and thrifts and mortgage finance in the SOI.


                                                           Semiannual Report | 5

TOP 10 INDUSTRIES
Based on Equity Securities
2/28/06

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
Media                                                                      10.4%
--------------------------------------------------------------------------------
Insurance                                                                   7.3%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 6.9%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             5.9%
--------------------------------------------------------------------------------
Commercial Banks                                                            5.8%
--------------------------------------------------------------------------------
Real Estate                                                                 5.1%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      4.7%
--------------------------------------------------------------------------------
Capital Markets                                                             4.7%
--------------------------------------------------------------------------------
Software                                                                    3.6%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                    3.5%
--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS
2/28/06

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.                                                 3.7%
  REAL ESTATE, HONG KONG
--------------------------------------------------------------------------------
Samsung Electronics Co. Ltd., ord. & pfd.                                   2.7%
  SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT, SOUTH KOREA
--------------------------------------------------------------------------------
Merrill Lynch & Co. Inc.                                                    2.5%
  CAPITAL MARKETS, U.S.
--------------------------------------------------------------------------------
News Corp., A                                                               2.1%
  MEDIA, U.S.
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                                                        2.0%
  DIVERSIFIED FINANCIAL SERVICES, U.S.
--------------------------------------------------------------------------------
DIRECTV Group Inc.                                                          2.0%
  MEDIA, U.S.
--------------------------------------------------------------------------------
Royal Dutch Shell PLC, A & B                                                1.8%
  OIL, GAS & CONSUMABLE FUELS, U.K.
--------------------------------------------------------------------------------
El Paso Corp.                                                               1.7%
  OIL, GAS & CONSUMABLE FUELS, U.S.
--------------------------------------------------------------------------------
ACE Ltd.                                                                    1.6%
  INSURANCE, BERMUDA
--------------------------------------------------------------------------------
GlaxoSmithKline PLC                                                         1.6%
  PHARMACEUTICALS, U.K.
--------------------------------------------------------------------------------

investor confidence in the memory, handset and display businesses contributed to a marked increase in Samsung's share price this reporting period.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2006, the U.S. dollar rose in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the portfolio's primary investment in securities with non-U.S. currency exposure.

Globally, our search for values was focused on laggard companies, industries, and markets, consistent with our time-tested investment strategy. Not surprisingly, some of our recent purchases in the media and telecommunication services industries, and in Taiwan, were significant underperformers in 2005. 8 In fact, media was 2005's single worst performing industry according to the MSCI World Index. 9 At period-end, media happened to be one of the Fund's largest industry overweightings versus the benchmark MSCI World Index, mostly as a result of our bargain hunting throughout the sector. This exposure hindered the Fund's absolute and relative performance. One of the media companies that detracted from performance, British Sky Broadcasting (Sky), the dominant U.K. pay television provider, showed recent improvement. At period-end, Sky still commanded a strong position in the under-penetrated U.K. pay television market, and we believed many of the fears concerning competitive threats were overblown and already discounted into the stock price. In the first half of its 2006 fiscal year, Sky reported that its margins had expanded 120 basis points (100 basis points equal one percentage point) versus the same period in fiscal year 2005. Sky's revenues, operating profit, earnings per share and free cash flow also increased substantially. Among U.S. media companies, our overweightings in News Corp. and DIRECTV Group dampened the Fund's relative performance. News Corp. recently reported excellent quarterly results, while DIRECTV reported better-than-expected earnings and announced a $3 billion stock buyback, equal to 16% of its market capitalization.

8. The telecommunication services industry comprises diversified telecommunication services and wireless telecommunication services in the SOI.

9. Source: MSCI. See footnote 1 for a description of the MSCI World Index.


6 | Semiannual Report

Our bottom-up, long-term investment strategy can yield noteworthy results, as it did for one of our pharmaceuticals holdings, GlaxoSmithKline (GSK), whose recent performance reflected improving fundamentals and greater information about products in development. The company reported 33% growth in earnings per share
(EPS) during fourth quarter 2005, which resulted in 18% EPS growth for 2005 overall.

During the six months under review, we initiated a position in Comcast, which develops, manages and operates hybrid fiber-coaxial broadband cable communication networks. Based on our strategy, we found Comcast's value attractive.

We also purchased shares of William Morrison Supermarkets, which operates 125 supermarkets in the U.K. and has recently acquired another large grocery store chain (Safeway), bringing total operations to 552 stores. Success at these newly added locations illustrated the viability of the Morrison business model. Moreover, we believe the longer-term growth potential remains positive, making this what we consider an attractive addition to the Fund.

At period-end we believe emerging market performance will likely remain a strong theme. We believe in the potential for emerging markets because technology is now available to many of them, their capital markets have begun to mature and financing is more readily available than in past periods, and in the past decade billions of people in emerging market economies have become an important part of the world economy.

Thank you for your continued participation in Templeton World Fund. We look forward to serving your future investment needs.

                                     /s/ Jeffrey A. Everett

[PHOTO OMITTED]                      Jeffrey A. Everett, CFA
                                     Portfolio Manager
                                     Templeton World Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

Performance Summary as of 2/28/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TEMWX)                                     CHANGE        2/28/06        8/31/05
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       -$0.44         $18.48        $18.92
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
-------------------------------------------------------------------------------------------------
Dividend Income                         $0.2685
-------------------------------------------------------------------------------------------------
Short-Term Capital Gain                 $0.0813
-------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $1.6226
-------------------------------------------------------------------------------------------------
   TOTAL                                $1.9724
-------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: TWDBX)                                     CHANGE        2/28/06        8/31/05
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       -$0.42         $18.19        $18.61
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
-------------------------------------------------------------------------------------------------
Dividend Income                         $0.1579
-------------------------------------------------------------------------------------------------
Short-Term Capital Gain                 $0.0813
-------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $1.6226
-------------------------------------------------------------------------------------------------
   TOTAL                                $1.8618
-------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TEWTX)                                     CHANGE        2/28/06        8/31/05
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                       -$0.44        $17.98         $18.42
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
-------------------------------------------------------------------------------------------------
Dividend Income                         $0.1610
-------------------------------------------------------------------------------------------------
Short-Term Capital Gain                 $0.0813
-------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $1.6226
-------------------------------------------------------------------------------------------------
   TOTAL                                $1.8649
-------------------------------------------------------------------------------------------------


8 | Semiannual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------------
CLASS A                                 6-MONTH          1-YEAR           5-YEAR                   10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +9.13%         +13.26%           +48.72%                 +162.42%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +2.88%          +6.76%            +6.99%                   +9.48%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $10,288         $10,676          $ 14,017                 $ 24,730
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                      +11.02%            +8.64%                   +9.47%
-----------------------------------------------------------------------------------------------------------
CLASS B                                 6-MONTH          1-YEAR           5-YEAR        INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +8.71%         +12.40%           +43.30%                  +68.89%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +4.80%          +8.40%            +7.16%                   +7.59%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $10,480         $10,840          $ 14,130                 $ 16,889
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                      +12.94%            +8.84%                   +7.68%
-----------------------------------------------------------------------------------------------------------
CLASS C                                 6-MONTH          1-YEAR           5-YEAR                   10-YEAR
-----------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +8.71%         +12.37%           +43.21%                 +143.06%
-----------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +7.73%         +11.37%            +7.45%                   +9.29%
-----------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $10,773         $11,137          $ 14,321                 $ 24,306
-----------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                      +15.89%            +9.12%                   +9.29%
-----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.


10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                         VALUE 9/1/05       VALUE 2/28/06    PERIOD* 9/1/05-2/28/06
----------------------------------------------------------------------------------------------------------
Actual                                              $ 1,000          $ 1,091.30             $ 5.50
Hypothetical (5% return before expenses)            $ 1,000          $ 1,019.54             $ 5.31
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
Actual                                              $ 1,000          $ 1,087.10             $ 9.37
Hypothetical (5% return before expenses)            $ 1,000          $ 1,015.82             $ 9.05
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                              $ 1,000          $ 1,087.10             $ 9.42
Hypothetical (5% return before expenses)            $ 1,000          $ 1,015.77             $ 9.10

* Expenses are equal to the annualized expense ratio for each class (A: 1.06%;
B: 1.81%; and C: 1.82%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


12 | Semiannual Report

Templeton World Fund

FINANCIAL HIGHLIGHTS

                                         -------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                         FEBRUARY 28, 2006                          YEAR ENDED AUGUST 31,
CLASS A                                     (UNAUDITED)         2005          2004           2003           2002          2001
                                         -------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period ..     $     18.92     $     16.78   $     15.12    $     13.64    $     14.70    $     18.87
                                         -------------------------------------------------------------------------------------------
Income from investment operations:

  Net investment income a .............            0.07            0.25          0.22           0.18           0.17 f         0.29

  Net realized and unrealized gains
   (losses) ...........................            1.46            3.46          1.74           1.46          (0.96) f       (3.04)
                                         -------------------------------------------------------------------------------------------
Total from investment operations ......            1.53            3.71          1.96           1.64          (0.79)         (2.75)
                                         -------------------------------------------------------------------------------------------
Less distributions from:

  Net investment income ...............           (0.27)          (0.32)        (0.30)         (0.16)         (0.27)         (0.27)

  Net realized gains ..................           (1.70)          (1.25)           --             --             --          (1.15)
                                         -------------------------------------------------------------------------------------------
Total distributions ...................           (1.97)          (1.57)        (0.30)         (0.16)         (0.27)         (1.42)
                                         -------------------------------------------------------------------------------------------
Redemption fees .......................              -- c            -- c          -- c           -- c           --             --
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period ........     $     18.48     $     18.92   $     16.78    $     15.12    $     13.64    $     14.70
                                         ===========================================================================================


Total return b ........................            9.13%          23.91%        13.10%         12.27%         (5.43)%       (15.18)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....     $ 8,446,092     $ 7,988,364   $ 6,924,779    $ 6,419,826    $ 6,161,235    $ 7,102,237

Ratios to average net assets:

  Expenses ............................            1.06% d,e       1.08% e       1.11% e        1.11%          1.08%          1.09%

  Net investment income ...............            0.82% d         1.41%         1.32%          1.40%          1.15% f        1.79%

Portfolio turnover rate ...............           17.61%          24.13%        37.58%         43.91%         44.56%         24.91%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

   Net investment income per share ...............................   $ (0.01)
   Net realized and unrealized (gains/losses) per share ..........      0.01
   Ratio of net investment income to average net assets ..........     (0.08)%

   Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                     Semiannual Report | See notes to financial statements. | 13

Templeton World Fund

                                         -------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                         FEBRUARY 28, 2006                          YEAR ENDED AUGUST 31,
CLASS B                                     (UNAUDITED)         2005          2004           2003           2002          2001
                                         -------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period ..     $     18.61     $     16.53   $     14.92    $     13.46    $     14.51    $     18.66
                                         -------------------------------------------------------------------------------------------
Income from investment operations:

  Net investment income a .............            0.01            0.12          0.10           0.09           0.06 f         0.17

  Net realized and unrealized gains
   (losses) ...........................            1.43            3.41          1.71           1.44          (0.95) f       (3.01)
                                         -------------------------------------------------------------------------------------------
Total from investment operations ......            1.44            3.53          1.81           1.53          (0.89)         (2.84)
                                         -------------------------------------------------------------------------------------------
Less distributions from:

  Net investment income ...............           (0.16)          (0.20)        (0.20)         (0.07)         (0.16)         (0.16)

  Net realized gains ..................           (1.70)          (1.25)           --             --             --          (1.15)
                                         -------------------------------------------------------------------------------------------
Total distributions ...................           (1.86)          (1.45)        (0.20)         (0.07)         (0.16)         (1.31)
                                         -------------------------------------------------------------------------------------------
Redemption fees .......................              -- c            -- c          -- c           -- c            --             --
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period ........     $     18.19     $      18.61  $     16.53    $     14.92    $     13.46    $     14.51
                                         ===========================================================================================

Total return b ........................            8.71%          22.99%        12.24%         11.46%         (6.12)%       (15.82)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....     $    64,670     $    60,564   $    49,419    $    37,166    $    29,311    $    25,743

Ratios to average net assets:

  Expenses ............................            1.81% d,e       1.83% e       1.86% e        1.86%          1.83%          1.83%

  Net investment income ...............            0.07% d         0.66%         0.57%          0.65%          0.40% f        1.08%

Portfolio turnover rate ...............           17.61%          24.13%        37.58%         43.91%         44.56%         24.91%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

   Net investment income per share ................................   $ (0.01)
   Net realized and unrealized (gains/losses) per share ...........      0.01
   Ratio of net investment income to average net assets ...........     (0.08)%

   Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


14 | See notes to financial statements. | Semiannual Report

Templeton World Fund

                                         -------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                         FEBRUARY 28, 2006                          YEAR ENDED AUGUST 31,
CLASS C                                     (UNAUDITED)         2005          2004           2003           2002          2001
                                         -------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period ..     $     18.42     $     16.37   $     14.77    $     13.31    $     14.34    $     18.43
                                         -------------------------------------------------------------------------------------------
Income from investment operations:

  Net investment income a .............              -- c          0.11          0.09           0.09           0.06 f         0.17

  Net realized and unrealized gains
    (losses) ..........................            1.42            3.38          1.70           1.43          (0.94) f       (2.98)
                                         -------------------------------------------------------------------------------------------
Total from investment operations ......            1.42            3.49          1.79           1.52          (0.88)         (2.81)
                                         -------------------------------------------------------------------------------------------
Less distributions from:

  Net investment income ...............           (0.16)          (0.19)        (0.19)         (0.06)         (0.15)         (0.13)

  Net realized gains ..................           (1.70)          (1.25)           --             --             --          (1.15)
                                         -------------------------------------------------------------------------------------------
Total distributions ...................           (1.86)          (1.44)        (0.19)         (0.06)         (0.15)         (1.28)
                                         -------------------------------------------------------------------------------------------
Redemption fees .......................              -- c            -- c          -- c           -- c            --             --
                                         -------------------------------------------------------------------------------------------
Net asset value, end of period ........     $     17.98     $      18.42  $     16.37    $     14.77    $     13.31    $     14.34
                                         ===========================================================================================

Total return b ........................            8.71%          23.00%        12.24%         11.46%         (6.15)%       (15.83)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....     $   389,884     $   351,430   $   295,009    $   270,417    $   264,751    $   313,538

Ratios to average net assets:

  Expenses ............................            1.82% d,e       1.83% e       1.86% e        1.86%          1.83%          1.83%

  Net investment income ...............            0.06% d         0.66%         0.57%          0.65%          0.40% f        1.04%

Portfolio turnover rate ...............           17.61%          24.13%        37.58%         43.91%         44.56%         24.91%

a Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Annualized.

e Benefit of expense reduction is less than 0.01%.

f Effective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:

   Net investment income per share . ...............................  $ (0.01)
   Net realized and unrealized (gains/losses) per share ............     0.01
   Ratio of net investment income to average net assets ............    (0.08)%

   Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.


                     Semiannual Report | See notes to financial statements. | 15

Templeton World Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                            INDUSTRY                       SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 91.8%
    ARGENTINA 0.4%
  a Inversiones y Representacion SA, GDR ...........                       Real Estate                    2,894,489   $  36,962,624
                                                                                                                      -------------

    AUSTRALIA 1.0%
    National Australia Bank Ltd. ...................                    Commercial Banks                        385          10,485
    Qantas Airways Ltd. ............................                        Airlines                     28,451,898      86,608,861
                                                                                                                      -------------
                                                                                                                         86,619,346
                                                                                                                      -------------

    BERMUDA 3.7%
    Accenture Ltd., A ..............................                       IT Services                    3,329,760     108,749,961
    ACE Ltd. .......................................                        Insurance                     2,588,800     144,273,824
    XL Capital Ltd., A .............................                        Insurance                     1,159,452      78,320,983
                                                                                                                      -------------
                                                                                                                        331,344,768
                                                                                                                      -------------

    CHINA 1.0%
  a Bank of Communications Ltd. ....................                    Commercial Banks                 29,221,000      17,702,963
    China Mobile (Hong Kong) Ltd. ..................           Wireless Telecommunication Services       13,720,800      67,030,378
    Guangdong Electric Power
       Development Co. Ltd., B .....................      Independent Power Producers & Energy Traders   14,668,613       6,655,562
                                                                                                                      -------------
                                                                                                                         91,388,903
                                                                                                                      -------------

    FINLAND 2.0%
    Stora Enso OYJ, R ..............................                 Paper & Forest Products              6,902,980      98,596,329
    UPM-Kymmene OYJ ................................                 Paper & Forest Products              3,734,310      79,249,710
                                                                                                                      -------------
                                                                                                                        177,846,039
                                                                                                                      -------------

    FRANCE 3.5%
    France Telecom SA ..............................         Diversified Telecommunication Services       4,961,280     107,950,316
    Sanofi-Aventis .................................                     Pharmaceuticals                  1,380,621     117,527,636
    Societe BIC SA .................................             Commercial Services & Supplies             621,001      37,870,867
    Valeo SA .......................................                     Auto Components                  1,282,164      51,347,688
                                                                                                                      -------------
                                                                                                                        314,696,507
                                                                                                                      -------------

    GERMANY 2.1%
    Deutsche Post AG ...............................                 Air Freight & Logistics              3,158,400      82,165,441
    Siemens AG .....................................                Industrial Conglomerates              1,135,130     104,357,488
                                                                                                                      -------------
                                                                                                                        186,522,929
                                                                                                                      -------------

    HONG KONG 6.1%
    Cheung Kong (Holdings) Ltd. ....................                       Real Estate                   30,850,451     325,685,514
    Hang Lung Group Ltd. ...........................                       Real Estate                    1,345,000       2,973,305
    Hutchison Whampoa Ltd. .........................                Industrial Conglomerates             13,935,060     132,920,996
    New World Development Co. Ltd. .................                       Real Estate                   17,382,443      27,783,408
    Shangri-La Asia Ltd. ...........................              Hotels, Restaurants & Leisure           7,750,938      12,438,747
    Swire Pacific Ltd., A ..........................                       Real Estate                    4,326,500      41,519,722
                                                                                                                      -------------
                                                                                                                        543,321,692
                                                                                                                      -------------


16 | Semiannual Report

Templeton World Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                               INDUSTRY                    SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    INDIA 0.1%
    Housing Development
      Finance Corp. Ltd. ...........................                  Thrifts & Mortgage Finance            354,870   $  10,867,318
                                                                                                                      -------------

    ISRAEL 1.0%
  a Check Point Software Technologies Ltd. .........                           Software                   4,007,820      85,206,253
                                                                                                                      -------------

    ITALY 0.8%
    Eni SpA ........................................                 Oil, Gas & Consumable Fuels          2,541,076      72,589,161
                                                                                                                      -------------

    JAPAN 8.5%
    Fuji Photo Film Co. Ltd. .......................                 Leisure Equipment & Products         1,303,500      42,224,550
    Konica Minolta Holdings Ltd. ...................                      Office Electronics              2,014,500      25,406,384
    Mitsubishi UFJ Financial Group Inc. ............                       Commercial Banks                   3,725      56,310,197
    Nippon Telegraph & Telephone Corp. .............            Diversified Telecommunication Services       28,621     125,100,212
    Nomura Holdings Inc. ...........................                       Capital Markets                4,001,300      77,596,152
    Olympus Corp. ..................................               Health Care Equipment & Supplies         773,000      22,502,570
    Sompo Japan Insurance Inc. .....................                          Insurance                   9,348,000     137,193,901
    Sony Corp. .....................................                      Household Durables              2,499,200     119,384,753
    Sumitomo Mitsui Financial Group Inc. ...........                       Commercial Banks                   7,673      84,839,459
    Takeda Pharmaceutical Co. Ltd. .................                       Pharmaceuticals                1,241,800      69,724,874
                                                                                                                      -------------
                                                                                                                        760,283,052
                                                                                                                      -------------

    NETHERLANDS 3.7%
    Akzo Nobel NV ..................................                          Chemicals                     909,615      46,199,207
    Koninklijke Philips Electronics NV .............                      Household Durables              3,855,105     125,569,515
    Reed Elsevier NV ...............................                            Media                     3,184,895      43,060,145
    VNU NV .........................................                            Media                     3,593,633     116,452,948
                                                                                                                      -------------
                                                                                                                        331,281,815
                                                                                                                      -------------

    NORWAY 0.6%
    Norske Skogindustrier ASA . ....................                   Paper & Forest Products            1,963,130      29,389,263
  b Norske Skogindustrier ASA, 144A ................                   Paper & Forest Products              562,545       8,421,644
    Telenor ASA ....................................            Diversified Telecommunication Services      974,200      10,541,180
                                                                                                                      -------------
                                                                                                                         48,352,087
                                                                                                                      -------------

    PHILIPPINES 0.2%
    Ayala Land Inc. ................................                         Real Estate                 81,688,000      17,775,435
                                                                                                                      -------------

    SINGAPORE 0.4%
    Venture Corp. Ltd. .............................              Electronic Equipment & Instruments      4,753,000      38,375,532
                                                                                                                      -------------

    SOUTH AFRICA 0.7%
    Old Mutual PLC .................................                          Insurance                  19,091,570      62,880,076
                                                                                                                      -------------

    SOUTH KOREA 5.8%
    Hana Financial Group Inc. ......................                       Commercial Banks               2,813,981     120,267,992
    Kookmin Bank ...................................                       Commercial Banks               1,342,653     103,153,361
    KT Corp., ADR ..................................            Diversified Telecommunication Services    2,120,300      43,296,526


                                                          Semiannual Report | 17

Templeton World Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             INDUSTRY                     SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    SOUTH KOREA (CONTINUED)
    Samsung Electronics Co. Ltd. ...................         Semiconductors & Semiconductor Equipment      229,519   $  162,388,829
    Shinhan Financial Group Co. Ltd. ...............                     Commercial Banks                2,238,270       88,170,780
    SK Telecom Co. Ltd., ADR .......................            Wireless Telecommunication Services         20,900          504,735
                                                                                                                     --------------
                                                                                                                        517,782,223
                                                                                                                     --------------

    SPAIN 1.8%
    Repsol YPF SA ..................................                Oil, Gas & Consumable Fuels          3,216,190       89,880,735
    Telefonica SA ..................................          Diversified Telecommunication Services     4,350,130       67,112,563
                                                                                                                     --------------
                                                                                                                        156,993,298
                                                                                                                     --------------

    SWITZERLAND 0.6%
    Nestle SA ......................................                       Food Products                   140,684       41,369,761
    Swiss Reinsurance Co. ..........................                         Insurance                     123,442        8,793,761
                                                                                                                     --------------
                                                                                                                         50,163,522
                                                                                                                     --------------

    TAIWAN 2.8%
    Chunghwa Telecom Co. Ltd., ADR .................          Diversified Telecommunication Services     3,425,800       64,747,620
    Compal Electronics Inc. ........................                  Computers & Peripherals           10,229,170        9,582,804
    Lite-On Technology Corp. .......................                  Computers & Peripherals           49,472,040       67,079,699
    Mega Financial Holding Co. Ltd. ................                     Commercial Banks               65,188,000       49,618,452
    Taiwan Semiconductor
    Manufacturing Co. Ltd. .........................         Semiconductors & Semiconductor Equipment   28,394,372       53,287,846
                                                                                                                     --------------
                                                                                                                        244,316,421
                                                                                                                     --------------

    UNITED KINGDOM 16.3%
    Amvescap PLC ...................................                      Capital Markets               12,739,249      120,398,916
    BAE Systems PLC ................................                    Aerospace & Defense             11,670,208       85,984,339
    Boots Group PLC ................................                 Food & Staples Retailing            2,508,996       31,205,966
    BP PLC .........................................                Oil, Gas & Consumable Fuels         12,133,621      134,098,044
    British Sky Broadcasting Group PLC .............                           Media                    13,476,513      119,387,919
    Centrica PLC ...................................                      Multi-Utilities               12,162,090       61,979,179
    Compass Group PLC ..............................               Hotels, Restaurants & Leisure        14,996,071       57,151,646
    GKN PLC ........................................                      Auto Components               14,693,118       87,571,926
    GlaxoSmithKline PLC ............................                      Pharmaceuticals                5,525,505      140,162,469
    Pearson PLC ....................................                           Media                     9,199,087      114,414,859
    Reed Elsevier PLC ..............................                           Media                     1,986,500       17,946,810
    Rentokil Initial PLC ...........................              Commercial Services & Supplies         2,473,030        6,832,842
    Royal Dutch Shell PLC, A .......................                Oil, Gas & Consumable Fuels          2,051,200       61,945,606
    Royal Dutch Shell PLC, B .......................                Oil, Gas & Consumable Fuels          3,253,830      102,516,238
    Smiths Group PLC ...............................                 Industrial Conglomerates            2,525,039       41,593,470
    Unilever PLC ...................................                       Food Products                 9,430,567       97,193,483
    Vodafone Group PLC .............................            Wireless Telecommunication Services     63,991,203      122,359,654
    William Morrison Supermarkets PLC ..............                 Food & Staples Retailing           11,913,608       44,568,069
                                                                                                                     --------------
                                                                                                                      1,447,311,435
                                                                                                                     --------------


18 | Semiannual Report

Templeton World Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             INDUSTRY                     SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    UNITED STATES 28.7%
    Abbott Laboratories ............................                      Pharmaceuticals                  860,100   $   37,999,218
    American International Group Inc. ..............                         Insurance                   1,038,600       68,921,496
  a Avaya Inc. .....................................                 Communications Equipment            4,834,650       53,761,308
  a BMC Software Inc. ..............................                         Software                    4,446,600       97,247,142
  a Boston Scientific Corp. ........................             Health Care Equipment & Supplies        1,567,450       38,277,129
    Bristol-Myers Squibb Co. .......................                      Pharmaceuticals                2,076,280       47,962,068
  a Cadence Design Systems Inc. ....................                         Software                    6,118,800      108,608,700
    CIGNA Corp. ....................................             Health Care Providers & Services          571,710       70,177,403
  a Comcast Corp., A ...............................                           Media                     3,210,270       85,874,723
  a Convergys Corp. ................................                        IT Services                  3,164,370       54,965,107
  a DIRECTV Group Inc. .............................                           Media                    11,111,850      175,122,756
    Dow Chemical Co. ...............................                         Chemicals                   1,915,040       82,404,171
  a EchoStar Communications Corp., A ...............                           Media                       700,000       20,559,000
    El Paso Corp. ..................................                Oil, Gas & Consumable Fuels         11,394,070      149,034,436
    Fannie Mae .....................................                     Consumer Finance                1,764,068       96,459,239
    JPMorgan Chase & Co. ...........................              Diversified Financial Services         4,434,420      182,432,039
    Lear Corp. .....................................                      Auto Components                1,436,170       29,958,506
    Merck & Co. Inc. ...............................                      Pharmaceuticals                2,939,080      102,456,329
    Merrill Lynch & Co. Inc. .......................                      Capital Markets                2,851,668      220,177,286
    Microsoft Corp. ................................                         Software                    1,171,610       31,516,309
    News Corp., A ..................................                           Media                    11,369,320      185,092,530
    Noble Corp. ....................................                Energy Equipment & Services            772,910       57,125,778
  a Pactiv Corp. ...................................                  Containers & Packaging             1,173,700       26,912,941
    Pfizer Inc. ....................................                      Pharmaceuticals                  451,400       11,822,166
    R.R. Donnelley & Sons Co. ......................              Commercial Services & Supplies         1,764,250       59,384,655
    Raytheon Co. ...................................                    Aerospace & Defense              1,988,200       86,287,880
    TECO Energy Inc. ...............................                      Multi-Utilities                3,928,600       67,021,915
  a Tenet Healthcare Corp. .........................             Health Care Providers & Services       11,950,150       94,286,683
    Time Warner Inc. ...............................                           Media                     2,562,100       44,349,951
    Torchmark Corp. ................................                         Insurance                   1,557,920       85,171,486
    Tyco International Ltd. ........................                 Industrial Conglomerates            1,401,600       36,147,264
    Willis Group Holdings Ltd. .....................                         Insurance                   1,422,700       48,997,788
                                                                                                                     --------------
                                                                                                                      2,556,515,402
                                                                                                                     --------------

    TOTAL COMMON STOCKS
       (COST $6,245,189,757) .......................                                                                  8,169,395,838
                                                                                                                     --------------

    PREFERRED STOCKS 1.6%
    BRAZIL 0.3%
    Companhia Vale do Rio Doce,
       ADR, pfd., A ................................                      Metals & Mining                  631,500       25,702,050
                                                                                                                     --------------

    GERMANY 0.3%
    Volkswagen AG, pfd. ............................                        Automobiles                    448,756       23,102,566
                                                                                                                     --------------

    SOUTH KOREA 0.9%
    Samsung Electronics Co. Ltd., pfd. .............         Semiconductors & Semiconductor Equipment      154,200       82,578,785
                                                                                                                     --------------


                                                          Semiannual Report | 19

Templeton World Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             INDUSTRY                   SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    PREFERRED STOCKS (CONTINUED)
    UNITED STATES 0.1%
    XL Capital Ltd., 6.50%, cvt. pfd. ..............                        Insurance                      541,500   $   12,232,485
                                                                                                                     --------------
    TOTAL PREFERRED STOCKS
       (COST $50,559,250) ..........................                                                                    143,615,886
                                                                                                                     --------------

                                                                                                    --------------
                                                                                                       PRINCIPAL
                                                                                                       AMOUNT d
                                                                                                    --------------
    BONDS & NOTES 1.3%
    AUSTRALIA 0.1%
    New South Wales Treasury Corp.,
       8.00%, 3/01/08 ..............................                                                17,170,000 AUD       13,355,570
                                                                                                                     --------------

    CANADA 0.1%
    Government of Canada,
       3.25%, 12/01/06. ............................                                                 5,150,000 CAD        4,509,933
       6.00%, 6/01/11 ..............................                                                 8,030,000 CAD        7,707,344
                                                                                                                     --------------
                                                                                                                         12,217,277
                                                                                                                     --------------

    LUXEMBOURG 0.6%
  b Repcon Luxembourg SA, cvt.,
       144A, 4.50%, 1/26/11 ........................                                                    41,250,000       53,645,625
                                                                                                                     --------------

    SINGAPORE 0.1%
    Government of Singapore,
       1.75%, 2/01/07 ..............................                                                 7,300,000 SGD        4,458,287
                                                                                                                     --------------

    SWEDEN 0.1%
    Government of Sweden,
       5.50%, 10/08/12. ............................                                                48,680,000 SEK        6,957,713
                                                                                                                     --------------

    UNITED STATES 0.3%
    Federal Home Loan Mortgage Corp.,
       5.50%, 12/01/35. ............................                                                    24,820,850       24,625,404
                                                                                                                     --------------

    TOTAL BONDS & NOTES
       (COST $104,856,004) .........................                                                                    115,259,876
                                                                                                                     --------------

    SHORT TERM INVESTMENTS 6.0%
    GERMANY 1.0%
    Dresdner Bank AG, Time Deposit,
       2.27%, 3/01/06 ..............................                                                75,000,000 EUR       88,878,745
                                                                                                                     --------------

    IRELAND 0.5%
    Bank of Scotland, Time Deposit,
       2.40%, 3/01/06 ..............................                                                35,000,000 EUR       41,476,748
                                                                                                                     --------------

    SWEDEN 0.1%
  c Sweden Treasury Bill, 12/20/06. ................                                                35,600,000 SEK        4,423,091
                                                                                                                     --------------


20 | Semiannual Report

Templeton World Fund

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                PRINCIPAL AMOUNT d       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONTINUED)
    UNITED KINGDOM 1.7%
    Royal Bank of Canada, Time Deposit,
       2.33%, 3/01/06 ..............................                                              130,130,000 EUR   $   154,210,547
                                                                                                                    ---------------

    UNITED STATES 2.7%
  c Federal Home Loan Bank, 3/01/06 ................                                               40,815,000            40,815,000
  c U.S. Treasury Bills, 3/30/06 - 5/25/06 .........                                              202,707,000           200,832,473
                                                                                                                    ---------------
                                                                                                                        241,647,473
                                                                                                                    ---------------

    TOTAL SHORT TERM INVESTMENTS
       (COST $530,607,874) .........................                                                                    530,636,604
                                                                                                                    ---------------

    TOTAL INVESTMENTS
       (COST $6,931,212,885) 100.7% ................                                                                  8,958,908,204
    OTHER ASSETS, LESS
       LIABILITIES (0.7)% ..........................                                                                    (58,262,416)
                                                                                                                    ---------------
    NET ASSETS 100.0% ..............................                                                                $ 8,900,645,788
                                                                                                                    ===============

CURRENCY ABBREVIATIONS

AUD - Australian Dollar
CAD - Canadian Dollar
EUR - Euro
SEK - Swedish Krona
SGD - Singapore Dollar

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
GDR - Global Depository Receipt

a Non-income producing.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Fund's Board of Directors. At February 28, 2006, the aggregate value of these securities was $62,067,269, representing 0.70% of net assets.

c The security is traded on a discount basis with no stated coupon rate.

d The principal amount is stated in U.S. dollars unless otherwise indicated.


                     Semiannual Report | See notes to financial statements. | 21

Templeton World Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (unaudited)

Assets:
   Investments in securities:
     Cost ..................................................................    $ 6,931,212,885
                                                                                ===============
     Value .................................................................    $ 8,958,908,204
   Cash ....................................................................             14,156
   Foreign currency, at value (cost $18,764,980) ...........................         18,376,315
   Receivables:
     Investment securities sold ............................................         64,787,377
     Capital shares sold ...................................................          6,881,026
     Dividends and interest ................................................         16,575,711
                                                                                ---------------
       Total assets ........................................................      9,065,542,789
                                                                                ===============
Liabilities:
   Payables:
     Investment securities purchased .......................................        148,847,203
     Capital shares redeemed ...............................................          7,256,813
     Affiliates ............................................................          7,790,041
   Accrued expenses and other liabilities ..................................          1,002,944
                                                                                ---------------
       Total liabilities ...................................................        164,897,001
                                                                                ---------------
         Net assets, at value ..............................................    $ 8,900,645,788
                                                                                ===============
Net assets consist of:
   Paid-in capital .........................................................    $ 6,604,165,248
   Distributions in excess of net investment income ........................        (25,900,932)
   Net unrealized appreciation (depreciation) ..............................      2,027,025,616
   Accumulated net realized gain (loss) ....................................        295,355,856
                                                                                ---------------
         Net assets, at value ..............................................    $ 8,900,645,788
                                                                                ===============
CLASS A:
   Net assets, at value ....................................................    $ 8,446,091,778
                                                                                ===============
   Shares outstanding ......................................................        457,106,319
                                                                                ===============
   Net asset value per share a .............................................    $         18.48
                                                                                ===============
   Maximum offering price per share (net asset value per share / 94.25%) ...    $         19.61
                                                                                ===============
CLASS B:
   Net assets, at value ....................................................    $    64,670,388
                                                                                ===============
   Shares outstanding ......................................................          3,555,659
                                                                                ===============
   Net asset value and maximum offering price per share a ..................    $         18.19
                                                                                ===============
CLASS C:
   Net assets, at value ....................................................    $   389,883,622
                                                                                ===============
   Shares outstanding ......................................................         21,685,206
                                                                                ===============
   Net asset value and maximum offering price per share a ..................    $         17.98
                                                                                ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


22 | See notes to financial statements. | Semiannual Report

Templeton World Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2006 (unaudited)

Investment income:
   Dividends ...............................................................    $    72,632,335
   Interest ................................................................          7,820,838
                                                                                ---------------
       Total investment income .............................................         80,453,173
                                                                                ---------------
Expenses:
   Management fees (Note 3a) ...............................................         26,097,526
   Administrative fees (Note 3b) ...........................................          3,288,725
   Distribution fees (Note 3c)
     Class A ...............................................................          9,729,070
     Class B ...............................................................            307,893
     Class C ...............................................................          1,821,424
   Transfer agent fees (Note 3e) ...........................................          3,996,755
   Custodian fees (Note 4) .................................................          1,208,026
   Reports to shareholders .................................................            190,609
   Registration and filing fees ............................................            125,335
   Professional fees .......................................................             79,377
   Directors' fees and expenses ............................................            123,358
   Other ...................................................................             14,941
                                                                                ---------------
       Total expenses ......................................................         46,983,039
       Expense reductions (Note 4) .........................................             (6,676)
                                                                                ---------------
         Net expenses ......................................................         46,976,363
                                                                                ---------------
           Net investment income ...........................................         33,476,810
                                                                                ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments ...........................................................        477,682,605
     Foreign currency transactions .........................................         (4,186,106)
                                                                                ---------------
       Net realized gain (loss) ............................................        473,496,499
                                                                                ---------------
   Net change in unrealized appreciation (depreciation) on:
     Investments ...........................................................        243,800,963
     Translation of assets and liabilities denominated in foreign
       currencies ..........................................................           (597,360)
                                                                                ---------------
       Net change in unrealized appreciation (depreciation) ................        243,203,603
                                                                                ---------------
Net realized and unrealized gain (loss) ....................................        716,700,102
                                                                                ---------------
Net increase (decrease) in net assets resulting from operations ............    $   750,176,912
                                                                                ===============


                     Semiannual Report | See notes to financial statements. | 23

Templeton World Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 -----------------------------------
                                                                                                 SIX MONTHS ENDED
                                                                                                 FEBRUARY 28, 2006     YEAR ENDED
                                                                                                     (UNAUDITED)    AUGUST 31, 2005
                                                                                                 -----------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income . ................................................................    $     33,476,810   $   109,290,218
     Net realized gain (loss) from investments and foreign currency transactions ............         473,496,499       662,089,877
     Net change in unrealized appreciation (depreciation) on investments, translation of
       assets and liabilities denominated in foreign currencies, and deferred taxes .........         243,203,603       910,135,353
                                                                                                 -----------------------------------
       Net increase (decrease) in net assets resulting from operations ......................         750,176,912     1,681,515,448
                                                                                                 -----------------------------------
   Distributions to shareholders from:
     Net investment income:
       Class A ..............................................................................        (113,657,382)     (132,317,197)
       Class B ..............................................................................            (511,468)         (603,226)
       Class C ..............................................................................          (3,071,088)       (3,484,513)
     Net realized gains:
       Class A ..............................................................................        (728,163,001)     (516,252,922)
       Class B ..............................................................................          (5,616,433)       (3,804,334)
       Class C ..............................................................................         (33,125,868)      (22,580,982)
                                                                                                 -----------------------------------
   Total distributions to shareholders ......................................................        (884,145,240)     (679,043,174)
                                                                                                 -----------------------------------
   Capital share transactions: (Note 2)
       Class A ..............................................................................         585,292,940       108,561,157
       Class B ..............................................................................           5,014,107         4,124,400
       Class C ..............................................................................          43,944,922        15,983,062
                                                                                                 -----------------------------------
   Total capital share transactions .........................................................         634,251,969       128,668,619
                                                                                                 -----------------------------------
   Redemption fees ..........................................................................               3,683            10,975
                                                                                                 -----------------------------------
         Net increase (decrease) in net assets ..............................................         500,287,324     1,131,151,868
Net assets:
   Beginning of period . ....................................................................       8,400,358,464     7,269,206,596
                                                                                                 -----------------------------------
   End of period ............................................................................    $  8,900,645,788   $ 8,400,358,464
                                                                                                 ===================================
Undistributed net investment income (distributions in excess of net investment income)
   included in net assets:
     End of period ..........................................................................     $   (25,900,932)  $    57,862,196
                                                                                                 ===================================


24 | See notes to financial statements. | Semiannual Report

Templeton World Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds, Inc. is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of two separate series. The Templeton World Fund (the Fund) included in this report is diversified. The financial statements of the remaining fund in the series are presented separately. The Fund currently offers three classes of shares: Class A, Class B, and Class C. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Effective May 15, 2006, the Fund will begin offering Advisor Class shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Short term securities are valued at cost.

Corporate debt and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of


                                                          Semiannual Report | 25

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


26 | Semiannual Report

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by Templeton Funds, Inc. are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of Templeton Funds, Inc. Fund specific expenses are charged directly to the fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                                                          Semiannual Report | 27

Templeton World Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date (30 days or less prior to June 1, 2004). The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At February 28, 2006, there were 3.9 billion shares of Templeton Funds, Inc. authorized ($1.00 par value) of which 1.2 billion shares were allocated to the Fund. Transactions in the Fund's shares were as follows:

                                      -------------------------------------------------------------
                                            SIX MONTHS ENDED                 YEAR ENDED
                                           FEBRUARY 28, 2006              AUGUST 31, 2005
                                      -------------------------------------------------------------
                                         SHARES         AMOUNT         SHARES           AMOUNT
                                      -------------------------------------------------------------
CLASS A SHARES:
   Shares sold ....................    22,671,366   $  411,279,382    28,733,088    $  507,183,248
   Shares issued in reinvestment
      of distributions ............    44,289,115      757,605,580    36,205,371       581,637,172
   Shares redeemed ................   (32,046,827)    (583,592,022)  (55,414,384)     (980,259,263)
                                      -------------------------------------------------------------
   Net increase (decrease) ........    34,913,654   $  585,292,940     9,524,075    $  108,561,157
                                      =============================================================
CLASS B SHARES:
   Shares sold ....................       199,656   $    3,536,434       412,603    $    7,072,448
   Shares issued in reinvestment
      of distributions ............       317,116        5,347,259       243,875         3,864,343
   Shares redeemed ................      (215,535)      (3,869,586)     (391,758)       (6,812,391)
                                      -------------------------------------------------------------
   Net increase (decrease) ........       301,237   $    5,014,107       264,720    $    4,124,400
                                      =============================================================
CLASS C SHARES:
   Shares sold ....................     2,162,262   $   38,169,362     2,380,823    $   41,127,240
   Shares issued in reinvestment of
     distributions ................     1,896,648       31,634,426     1,469,068        23,041,940
   Shares redeemed ................    (1,451,527)     (25,858,866)   (2,791,978)      (48,186,118)
                                      -------------------------------------------------------------
   Net increase (decrease) ........     2,607,383   $   43,944,922     1,057,913    $   15,983,062
                                      =============================================================


28 | Semiannual Report

Templeton World Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

----------------------------------------------------------------------------------------------
SUBSIDIARY                                                     AFFILIATION
----------------------------------------------------------------------------------------------
Templeton Global Advisors Limited (TGAL)                       Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
      0.630%                 Up to and including $1 billion
      0.615%                 Over $1 billion, up to and including $5 billion
      0.600%                 Over $5 billion, up to and including $10 billion
      0.580%                 Over $10 billion, up to and including $15 billion
      0.560%                 Over $15 billion, up to and including $20 billion
      0.540%                 In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on Templeton Funds, Inc.'s aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
      0.150%                 Up to and including $200 million
      0.135%                 Over $200 million, up to and including $700 million
      0.100%                 Over $700 million, up to and including $1.2 billion
      0.075%                 In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Prior to November 1, 2005, Class A distribution costs exceding the maximum for the current plan year could be reimbursed in subsequent periods. Effective November 1, 2005, the Class A reimbursement distribution plan was amended to discontinue the reimbursement of excess plan year costs in subsequent periods.


                                                          Semiannual Report | 29

Templeton World Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ............................................................   1.00%
Class C ............................................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received a .......................................  $ 452,296
Contingent deferred sales charges retained .........................  $  35,752 a Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $3,996,755, of which $2,624,184 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2005, the Fund deferred realized currency losses of $9,402,829.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and contingent debt.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and contingent debt.


30 | Semiannual Report

Templeton World Fund

5. INCOME TAXES (CONTINUED)

At February 28, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .....................................    $6,963,466,108
                                                             ==============

Unrealized appreciation .................................    $2,155,834,019
Unrealized depreciation .................................      (160,391,923)
                                                             --------------
Net unrealized appreciation (depreciation) ..............    $1,995,442,096
                                                             ==============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2006, aggregated $1,432,749,558 and $1,509,367,197, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March, 2005. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement


                                                          Semiannual Report | 31

Templeton World Fund

8. REGULATORY MATTERS (CONTINUED)

monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


32 | Semiannual Report

Templeton World Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 33

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
   Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target
Fund Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
   Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMI ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON WORLD FUND

INVESTMENT MANAGER

Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

102 S2006 04/06





TEMPLETON FOREIGN FUND



                               [GRAPHIC OMITTED]

                                                              FEBRUARY 28, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SEMIANNUAL REPORT AND SHAREHOLDER LETTER             |    INTERNATIONAL
--------------------------------------------------------------------------------

                   [GRAPHIC OMITTED]                  WANT TO RECEIVE
                                                      THIS DOCUMENT
                                                      FASTER VIA EMAIL?
                 TEMPLETON FOREIGN FUND
                                                      Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.

--------------------------------------------------------------------------------

                                   [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                    Franklin  o  TEMPLETON  o  Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton Foreign Fund ....................................................    3

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   12

Financial Highlights and Statement of Investments .........................   14

Financial Statements ......................................................   26

Notes to Financial Statements .............................................   30

Shareholder Information ...................................................   39

--------------------------------------------------------------------------------

Semiannual Report

Templeton Foreign Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Foreign Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located outside the U.S., including emerging markets.

--------------------------------------------------------------------------------
  PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 2/28/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Europe ..............................................................      45.9%
Asia ................................................................      33.3%
North America .......................................................       4.1%
Latin America .......................................................       3.3%
Middle East & Africa ................................................       1.7%
Australia & New Zealand .............................................       1.7%
Short-Term Investments &
Other Net Assets ....................................................      10.0%

--------------------------------------------------------------------------------

This semiannual report for Templeton Foreign Fund covers the period ended February 28, 2006.

PERFORMANCE OVERVIEW

Templeton Foreign Fund - Class A posted a +10.15% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which posted a +15.23% total return for the same period. 1 In line with our long-term investment strategy, we place more significance on the Fund's long-term performance. For the 10-year period ended February 28,

1. Source: Standard & Poor's Micropal. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets, excluding the U.S. and Canada. As of 2/28/06, the Fund's Class A 10-year average annual total return not including the maximum sales charge was +8.70%, compared with the +6.70% 10-year average annual total return of the MSCI EAFE Index. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Past performance does not guarantee future results.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                                           Semiannual Report | 3

TOP 10 COUNTRIES
Based on Equity Securities
2/28/06

--------------------------------------------------------------------------------
                                                                    % OF TOTAL
                                                                    NET ASSETS
--------------------------------------------------------------------------------
U.K.                                                                     18.6%
--------------------------------------------------------------------------------
Japan                                                                    11.8%
--------------------------------------------------------------------------------
Hong Kong                                                                 7.7%
--------------------------------------------------------------------------------
South Korea                                                               5.9%
--------------------------------------------------------------------------------
Netherlands                                                               5.6%
--------------------------------------------------------------------------------
Germany                                                                   4.4%
--------------------------------------------------------------------------------
France                                                                    4.0%
--------------------------------------------------------------------------------
Taiwan                                                                    3.5%
--------------------------------------------------------------------------------
Spain                                                                     3.2%
--------------------------------------------------------------------------------
Sweden                                                                    3.0%
--------------------------------------------------------------------------------

2006, Templeton Foreign Fund - Class A delivered a +130.24% cumulative total return, compared with the MSCI EAFE Index's +91.36% cumulative total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

The global economy overcame fears of derailment generated by higher energy costs and advanced at a fair pace over the six-month period ended February 28, 2006. In the fourth quarter of 2005, gross domestic product grew at annualized rates of 5.5% in Japan, 1.6% in the U.S. and 1.2% in the euro zone. 2 Based on more recent economic indicators, the economic expansion probably accelerated in the first two months of this year.

Excluding the volatile energy and food sectors, inflation was relatively subdued worldwide and monetary policy remained fairly accommodative. The U.S. Federal Reserve Board raised the short-term federal funds target rate in four quarter-point increments, bringing it to 4.50%. The European Central Bank made one increase that brought short-term rates to 2.25%, after keeping rates at historically low levels for more than two and a half years. Even after these increases, both rates remained at levels considered supportive of further economic growth.

Strong demand for oil sustained high prices during most of the reporting period, while prices for other commodities such as industrial metals were also high, led by copper, whose contract price rose 29% over the six-month period. 3 This contributed to economic growth in countries such as Australia and Canada, and emerging markets in Asia and Latin America that are tied to mining and industrial commodities.

2. Sources: Economic and Social Research Institute (Japan); U.S. Bureau of Economic Analysis; Eurostat.

3. Source: New York Mercantile Exchange.


4 | Semiannual Report

In this environment, global equity markets performed strongly, particularly outside the U.S. The six-month total return for the MSCI EAFE Index was +15.23%, calculated in U.S. dollars. 4 By comparison the total return for the MSCI USA Index was +6.20%. 5 The performance of the non-U.S. equity markets would have been stronger had the dollar not appreciated in value versus other major currencies. For the reporting period, the dollar rose against the British pound (+2.70%), the euro (+3.16%), the yen (+4.22%) and the Swiss franc (+4.22%). 6
However, the dollar declined versus some other currencies. For example, the dollar fell against the Brazilian real (-9.72%), the South Korean won (-6.68%), the Canadian dollar (-4.22%) and the Mexican peso (-3.27%). 6

In terms of sector performance in the non-U.S. equity markets, as measured by the MSCI EAFE Index, the materials, financial and industrial stocks provided the strongest total returns, while energy and telecommunication services had negative investment returns for the period.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look internationally, we consider specific companies, rather than sectors or countries, while doing in-depth research to construct a bargain list from which we buy. Before we make a purchase, we look at the company's potential for earnings and growth over a five-year horizon.

MANAGER'S DISCUSSION

The Fund's gains over the six-month reporting period were attributable to stocks from a broad array of sectors, industries and geographic regions. Financials sector stocks were the standout, and were by far the greatest contributor to the Fund's absolute performance. 7 We held a substantial weighting in this sector throughout the period, averaging nearly 25% of the Fund's total

4. Source: Standard & Poor's Micropal. See footnote 1 for a description of the MSCI EAFE Index.

5. Source: Standard & Poor's Micropal. The MSCI USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the U.S.

6. Source: IDC/ExShare via FactSet Research Systems.

7. The financials sector comprises insurance, capital markets, commercial banks, consumer finance, real estate, and thrifts and mortgage finance in the SOI.

TOP 10 CONTRIBUTORS TO
PERFORMANCE
2/28/06

-------------------------------------------------------------------------------
COMPANY
SECTOR/INDUSTRY, COUNTRY
--------------------------------------------------------------------------------
Mitsubishi UFJ Financial Group Inc.
  COMMERCIAL BANKS, JAPAN
--------------------------------------------------------------------------------
Kookmin Bank, ord. & ADR
  COMMERCIAL BANKS, SOUTH KOREA
--------------------------------------------------------------------------------
Samsung Electronics Co. Ltd., ord. & GDR, Reg. S
  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, SOUTH KOREA
--------------------------------------------------------------------------------
Sumitomo Mitsui Financial Group Inc.
  COMMERCIAL BANKS, JAPAN
--------------------------------------------------------------------------------
Hana Financial Group Inc.
  COMMERCIAL BANKS, SOUTH KOREA
--------------------------------------------------------------------------------
ING Groep NV
  CAPITAL MARKETS, NETHERLANDS
--------------------------------------------------------------------------------
SONY Corp.
  HOUSEHOLD DURABLES, JAPAN
--------------------------------------------------------------------------------
Amvescap PLC
  CAPITAL MARKETS, U.K.
--------------------------------------------------------------------------------
Shinhan Financial Group Co. Ltd.
  COMMERCIAL BANKS, SOUTH KOREA
--------------------------------------------------------------------------------
Electrolux AB, B
  HOUSEHOLD DURABLES, SWEDEN
--------------------------------------------------------------------------------


                                                           Semiannual Report | 5

TOP 10 INDUSTRIES
Based on Equity Securities
2/28/06

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Commercial Banks                                                        11.2%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                   9.3%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                              6.8%
--------------------------------------------------------------------------------
Household Durables                                                       5.4%
--------------------------------------------------------------------------------
Pharmaceuticals                                                          5.3%
--------------------------------------------------------------------------------
Media                                                                    5.1%
--------------------------------------------------------------------------------
Real Estate                                                              4.6%
--------------------------------------------------------------------------------
Insurance                                                                4.4%
--------------------------------------------------------------------------------
Capital Markets                                                          4.0%
--------------------------------------------------------------------------------
Industrial Conglomerates                                                 3.4%
--------------------------------------------------------------------------------

net assets. The most notable performers were South Korean- and Japanese-based financial institutions. Of these, Japan's Mitsubishi UFJ Financial Group, the product of an October 2005 merger which made it the world's largest bank, was the single largest contributor. Of the Fund's top 10 contributors, 7 were financial companies, and 7 out of 10 were based in South Korea or Japan.

Among non-U.S. equity markets, the strongest performance came from several emerging markets, especially South Korea's, where share prices gained substantially amid strong earnings growth at many companies. For example, South Korean banks Kookmin Bank and Shinhan Financial Group produced solid earnings during fourth quarter 2005. Both of these institutions showed a high return on equity (a measure of profitability) when compared with their stock valuations at period-end. Furthermore, Shinhan held good growth potential for its non-banking business, offered a management team with a proven track record, and garnered good market share through consolidations. By country, Japan was one of the Fund's single largest contributors to performance over the six-month reporting period. Despite this boost to performance, our stock selection and relatively light weighting in Japanese stocks hurt performance compared with the benchmark MSCI EAFE Index.

The consumer discretionary sector also contributed to the Fund's return. Electrolux was one of our largest contributors from the sector, and the stock has been re-rated to reflect the potential value of its outdoor business, which Electrolux is planning to spin off to shareholders. The company is in the midst of an aggressive restructuring program that has the potential to improve its competitive position over the long term.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar increases compared with a foreign currency, an investment traded in that foreign currency will decrease in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 28, 2006, the U.S. dollar rose in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure.


6 | Semiannual Report

Globally, our search for values was focused on laggard companies, industries, and markets, consistent with our time-tested investment strategy. Not surprisingly, some of our recent purchases in the media and telecommunication services industries, and in Taiwan, were significant underperformers in 2005. 8 In fact, media was 2005's single worst performing industry according to the MSCI World Index. 9 At period-end, media happened to be one of the Fund's largest industry overweightings versus the benchmark MSCI EAFE Index, mostly as a result of our bargain hunting throughout the sector. This exposure hindered the Fund's absolute and relative performance. One of the media companies that detracted from performance, British Sky Broadcasting (Sky), the dominant U.K. pay television provider, showed recent improvement. At period-end, Sky still commanded a strong position in the under-penetrated U.K. pay television market, and we believed many of the fears concerning competitive threats were overblown and already discounted into the stock price. In the first half of its 2006 fiscal year, Sky reported that its margins had expanded 120 basis points (100 basis points equal one percentage point) versus the same period in fiscal year 2005. Sky's revenues, operating profit, earnings per share and free cash flow also increased substantially. In telecommunication services, Vodafone Group and France Telecom hurt the Fund's performance.

Our bottom-up, long-term investment strategy can yield noteworthy results, as it did for one of our pharmaceuticals holdings, GlaxoSmithKline (GSK), whose recent performance reflected improving fundamentals and greater information about products in development. The company reported 33% growth in earnings per share
(EPS) during fourth quarter 2005, which resulted in 18% EPS growth for 2005 overall.

During the six months under review we initiated a position in Burberry Group, which designs, produces and sells high-quality apparel and accessories. With a decline in share price of around 14% following the company's late summer and fall 2005 announcements that included dropping sales and a newly appointed CEO, we thought Burberry represented a buying opportunity that fit our strategy. Two key drivers for our optimism were the potential we saw for growth opportunities through the company's plans for further expansion, plus margin improvement opportunities that we believe could result as the company implements a major efficiency program.

8. The telecommunication services industry comprises diversified telecommunication services and wireless telecommunication services in the SOI.

9. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

TOP 10 EQUITY HOLDINGS
2/28/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.                                                 2.9%
  REAL ESTATE, HONG KONG
--------------------------------------------------------------------------------
GlaxoSmithKline PLC                                                         2.1%
  PHARMACEUTICALS, U.K.
--------------------------------------------------------------------------------
Sanofi-Aventis, common & restricted                                         1.8%
  PHARMACEUTICALS, FRANCE
--------------------------------------------------------------------------------
Royal Dutch Shell PLC, A & B                                                1.8%
  OIL, GAS & CONSUMABLE FUELS, U.K.
--------------------------------------------------------------------------------
Electrolux AB, B                                                            1.8%
  HOUSEHOLD DURABLES, SWEDEN
--------------------------------------------------------------------------------
ING Groep NV                                                                1.8%
  CAPITAL MARKETS, NETHERLANDS
--------------------------------------------------------------------------------
Samsung Electronics Co. Ltd.,
ord. & GDR, Reg. S                                                          1.8%
  SEMICONDUCTORS & SEMICONDUCTOR
  EQUIPMENT, SOUTH KOREA
--------------------------------------------------------------------------------
British Sky Broadcasting Group PLC                                          1.8%
  MEDIA, U.K.
--------------------------------------------------------------------------------
Koninklijke Philips Electronics NV                                          1.6%
  HOUSEHOLD DURABLES, NETHERLANDS
--------------------------------------------------------------------------------
BP PLC, ord. & ADR                                                          1.6%
  OIL, GAS & CONSUMABLE FUELS, U.K
--------------------------------------------------------------------------------


                                                           Semiannual Report | 7

We also purchased shares of William Morrison Supermarkets, which operates 125 supermarkets in the U.K. and has recently acquired another large grocery store chain (Safeway), bringing total operations to 552 stores. Success at these newly added locations illustrated the viability of the Morrison business model. Moreover, we believe the longer-term growth potential remains positive, making this what we consider an attractive addition to the Fund.

At period-end we believe emerging market performance will likely remain a strong theme. We believe in the potential for emerging markets because technology is now available to many of them, their capital markets have begun to mature and financing is more readily available than in past periods, and in the past decade billions of people in emerging market economies have become an important part of the world economy.

Thank you for your continued participation in Templeton Foreign Fund. We look forward to serving your future investment needs.


                  /s/ Jeffrey A. Everett CFA
[PHOTO OMITTED]
                  Jeffrey A. Everett, CFA
                  Portfolio Manager
                  Templeton Foreign Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Semiannual Report

Performance Summary as of 2/28/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

----------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TEMFX)                                         CHANGE             2/28/06        8/31/05
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           +$0.34              $13.20         $12.86
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.2115
----------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                       $0.6691
----------------------------------------------------------------------------------------------------------
       TOTAL                                 $0.8806
----------------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: TFRBX)                                         CHANGE             2/28/06        8/31/05
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           +$0.37              $13.00         $12.63
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.1177
----------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                       $0.6691
----------------------------------------------------------------------------------------------------------
       TOTAL                                 $0.7868
----------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TEFTX)                                         CHANGE             2/28/06        8/31/05
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           +$0.38              $13.03         $12.65
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.1208
----------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                       $0.6691
----------------------------------------------------------------------------------------------------------
       TOTAL                                 $0.7899
----------------------------------------------------------------------------------------------------------
CLASS R (SYMBOL: TEFRX)                                         CHANGE             2/28/06        8/31/05
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           +$0.34              $13.11         $12.77
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.1862
----------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                       $0.6691
----------------------------------------------------------------------------------------------------------
       TOTAL                                 $0.8553
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TFFAX)                                   CHANGE             2/28/06        8/31/05
----------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                           +$0.32              $13.17         $12.85
----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-2/28/06)
----------------------------------------------------------------------------------------------------------
Dividend Income                              $0.2433
----------------------------------------------------------------------------------------------------------
Long-Term Capital Gain                       $0.6691
----------------------------------------------------------------------------------------------------------
       TOTAL                                 $0.9124
----------------------------------------------------------------------------------------------------------


                                                           Semiannual Report | 9

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-----------------------------------------------------------------------------------------------------------------
CLASS A                                 6-MONTH             1-YEAR           5-YEAR              10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +10.15%            +12.61%          +50.99%             +130.24%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +3.86%             +6.11%           +7.32%               +8.06%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $10,386            $10,611          $14,236              $21,707
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                         +11.27%           +9.38%               +8.24%
-----------------------------------------------------------------------------------------------------------------
CLASS B                                 6-MONTH             1-YEAR           5-YEAR         INCEPTION (1/1/99)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +9.75%            +11.70%          +45.48%              +89.83%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +5.75%             +7.70%           +7.49%               +9.36%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $10,575            $10,770          $14,348              $18,983
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                         +13.21%           +9.59%               +9.58%
-----------------------------------------------------------------------------------------------------------------
CLASS C                                 6-MONTH             1-YEAR           5-YEAR              10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                +9.85%            +11.79%          +45.56%             +113.76%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +8.85%            +10.79%           +7.80%               +7.89%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $10,885            $11,079          $14,556              $21,376
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                         +16.21%           +9.87%               +8.08%
-----------------------------------------------------------------------------------------------------------------
CLASS R                                 6-MONTH             1-YEAR           3-YEAR         INCEPTION (1/1/02)
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +10.09%            +12.29%          +86.85%              +59.73%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2            +9.09%            +11.29%          +23.17%              +11.93%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $10,909            $11,129          $18,685              $15,973
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                         +16.79%          +25.70%              +12.25%
-----------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 5                         6-MONTH             1-YEAR           5-YEAR             10-YEAR
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1               +10.29%            +12.83%          +52.74%             +137.45%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2           +10.29%            +12.83%           +8.84%               +9.03%
-----------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3          $11,029            $11,283          $15,274              $23,745
-----------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/06) 4                         +18.42%          +10.94%               +9.22%
-----------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Semiannual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +109.56% and +8.41%.


                                                          Semiannual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


12 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT      ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                     VALUE 9/1/05         VALUE 2/28/06      PERIOD* 9/1/05-2/28/06
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000              $1,101.50                  $5.99
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000              $1,019.09                  $5.76
-----------------------------------------------------------------------------------------------------------
CLASS B
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000              $1,097.50                  $9.88
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000              $1,015.37                  $9.49
-----------------------------------------------------------------------------------------------------------
CLASS C
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000              $1,098.50                  $9.83
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000              $1,015.42                  $9.44
-----------------------------------------------------------------------------------------------------------
CLASS R
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000              $1,100.90                  $7.29
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000              $1,017.85                  $7.00
-----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
-----------------------------------------------------------------------------------------------------------
Actual                                         $1,000              $1,102.90                  $4.69
-----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)       $1,000              $1,020.33                  $4.51
-----------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio, for each class (A: 1.15%;
B: 1.90%; C: 1.89%; R: 1.40%; and Advisor: 0.90%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


                                                          Semiannual Report | 13

Templeton Foreign Fund

FINANCIAL HIGHLIGHTS

                                  --------------------------------------------------------------------------------------------------
                                  SIX MONTHS ENDED
                                  FEBRUARY 28, 2006                                  YEAR ENDED AUGUST 31,
CLASS A                              (UNAUDITED)              2005            2004              2003           2002           2001
                                  --------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding
  throughout the period)

Net asset value, beginning of
 period .........................   $     12.86        $     10.75     $      9.60        $     8.82     $     9.69     $    10.56
                                    ----------------------------------------------------------------------------------------------

Income from investment
 operations:

 Net investment income a ........          0.07               0.21            0.17              0.15           0.15           0.26

 Net realized and unrealized
  gains (losses) ................          1.15               2.15            1.17              0.77          (0.77)         (0.69)
                                    ----------------------------------------------------------------------------------------------
Total from investment operations           1.22               2.36            1.34              0.92          (0.62)         (0.43)
                                    ----------------------------------------------------------------------------------------------

Less distributions from:

 Net investment income ..........         (0.21)             (0.23)          (0.19)            (0.14)         (0.25)         (0.23)

 Net realized gains .............         (0.67)             (0.02)             --                --             --          (0.21)
                                    ----------------------------------------------------------------------------------------------
Total distributions .............         (0.88)             (0.25)          (0.19)            (0.14)         (0.25)         (0.44)
                                    ----------------------------------------------------------------------------------------------
Redemption fees .................            -- c               -- c            -- c              -- c           --             --
                                    ----------------------------------------------------------------------------------------------
Net asset value, end of period ..   $     13.20        $     12.86     $     10.75        $     9.60     $     8.82     $     9.69
                                    ==============================================================================================

Total return b ..................         10.15%             22.26%          14.03%            10.80%         (6.31)%        (4.08)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period
 (000's) ........................   $15,356,709        $15,466,639     $13,067,977        $9,896,279     $8,325,977     $9,165,696

Ratios to average net assets:

 Expenses .......................          1.15% d,e          1.15% e         1.23% e           1.22%          1.16%          1.18%

 Net investment income ..........          1.12% d            1.71%           1.58%             1.79%          1.63%          2.54%

Portfolio turnover rate .........         11.20% f           34.00%          25.32%            33.36%         34.15%         21.38%

a     Based on average daily shares outstanding.

b Total return does not reflect sales commissions or the contingent deferred sales charges, and is not annualized for periods less than one year.

c     Amount is less than $0.01 per share. dAnnualized.

e     Benefit of expense reduction is less than 0.01%.

f Excludes the value of portfolio securities delivered as a result of in-kind redemptions (Note 9).


14 | See notes to financial statements. | Semiannual Report

Templeton Foreign Fund

                                           -----------------------------------------------------------------------------------------
                                            SIX MONTHS ENDED
                                           FEBRUARY 28, 2006                                YEAR ENDED AUGUST 31,
CLASS B                                       (UNAUDITED)            2005             2004          2003         2002         2001
                                           -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)

Net asset value, beginning of period ....      $   12.63         $  10.57         $   9.46      $   8.69      $  9.56      $ 10.43
                                               -----------------------------------------------------------------------------------

Income from investment operations:

 Net investment income a ................           0.02             0.11             0.09          0.07         0.08         0.18

 Net realized and unrealized gains
  (losses) ..............................           1.14             2.12             1.15          0.79        (0.76)       (0.67)
                                               -----------------------------------------------------------------------------------
Total from investment operations ........           1.16             2.23             1.24          0.86        (0.68)       (0.49)
                                               -----------------------------------------------------------------------------------

Less distributions from:

 Net investment income ..................          (0.12)           (0.15)           (0.13)        (0.09)       (0.19)       (0.17)
 Net realized gains .....................          (0.67)           (0.02)              --            --           --        (0.21)
                                               -----------------------------------------------------------------------------------
Total distributions .....................          (0.79)           (0.17)           (0.13)        (0.09)       (0.19)       (0.38)
                                               -----------------------------------------------------------------------------------
Redemption fees .........................             --c              --c              --c           --c          --           --
                                               -----------------------------------------------------------------------------------
Net asset value, end of period ..........      $   13.00         $  12.63         $  10.57      $   9.46      $  8.69      $  9.56
                                               ===================================================================================

Total return b ..........................           9.75%           21.30%           13.27%        10.00%       (7.07)%      (4.75)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .......      $ 238,272         $230,901         $195,116      $138,026      $87,135      $64,360

Ratios to average net assets:

 Expenses ...............................           1.90% d,e        1.90% e          1.98% e       1.97%        1.91%        1.93%

 Net investment income ..................           0.37% d          0.96%            0.83%         1.04%        0.88%        1.83%

Portfolio turnover rate .................          11.20% f         34.00%           25.32%        33.36%       34.15%       21.38%

a     Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges, and is not annualized for periods less than one year.

c     Amount is less than $0.01 per share.

d     Annualized.

e     Benefit of expense reduction is less than 0.01%.

f Excludes the value of portfolio securities delivered as a result of in-kind redemptions (Note 9).


                     Semiannual Report | See notes to financial statements. | 15

Templeton Foreign Fund

                                             --------------------------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                             FEBRUARY 28, 2006                               YEAR ENDED AUGUST 31,
CLASS C                                         (UNAUDITED)             2005            2004          2003         2002        2001
                                             --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period ......... $    12.65        $    10.59      $     9.47      $   8.69     $   9.55    $  10.39
                                               -----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income a .....................       0.03              0.11            0.09          0.08         0.08        0.18

 Net realized and unrealized gains (losses) ..       1.14              2.12            1.16          0.77        (0.76)      (0.66)
                                               -----------------------------------------------------------------------------------
Total from investment operations .............       1.17              2.23            1.25          0.85        (0.68)      (0.48)
                                               -----------------------------------------------------------------------------------

Less distributions from:

 Net investment income .......................      (0.12)            (0.15)          (0.13)        (0.07)       (0.18)      (0.15)

 Net realized gains ..........................      (0.67)            (0.02)             --            --           --       (0.21)
                                               -----------------------------------------------------------------------------------
Total distributions ..........................      (0.79)            (0.17)          (0.13)        (0.07)       (0.18)      (0.36)
                                               -----------------------------------------------------------------------------------
Redemption fees ..............................         -- c              -- c            -- c          -- c         --          --
                                               -----------------------------------------------------------------------------------
Net asset value, end of period ............... $    13.03        $    12.65      $    10.59      $   9.47     $   8.69    $   9.55
                                               ===================================================================================

Total return b ...............................       9.85%            21.24%          13.29%         9.94%       (7.10)%     (4.68)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............ $1,546,675        $1,459,630      $1,188,885      $900,811     $793,143    $899,275

Ratios to average net assets:

 Expenses ....................................       1.89% d,e         1.90% e         1.98% e       1.97%        1.91%       1.92%

 Net investment income .......................       0.38% d           0.96%           0.83%         1.04%        0.88%       1.80%

Portfolio turnover rate ......................      11.20% f          34.00%          25.32%        33.36%       34.15%      21.38%

a     Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges, and is not annualized for periods less than one year.

c     Amount is less than $0.01 per share.

d     Annualized.

e     Benefit of expense reduction is less than 0.01%.

f Excludes the value of portfolio securities delivered as a result of in-kind redemptions (Note 9).


16 | See notes to financial statements. | Semiannual Report

Templeton Foreign Fund

                                                         -------------------------------------------------------------------------
                                                         SIX MONTHS ENDED
                                                         FEBRUARY 28, 2006                    YEAR ENDED AUGUST 31,
CLASS R                                                     (UNAUDITED)          2005            2004          2003        2002 g
                                                         -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...................      $  12.77       $  10.68        $   9.56       $  8.81       $  9.30
                                                              -------------------------------------------------------------------

Income from investment operations:

 Net investment income a ...............................          0.06           0.18            0.15          0.14          0.14

 Net realized and unrealized gains (losses) ............          1.14           2.13            1.15          0.76         (0.63)
                                                              -------------------------------------------------------------------
Total from investment operations .......................          1.20           2.31            1.30          0.90         (0.49)
                                                              -------------------------------------------------------------------
Less distributions from:

 Net investment income .................................         (0.19)         (0.20)          (0.18)        (0.15)           --

 Net realized gains ....................................         (0.67)         (0.02)             --            --            --
                                                              -------------------------------------------------------------------
Total distributions ....................................         (0.86)         (0.22)          (0.18)        (0.15)           --
                                                              -------------------------------------------------------------------
Redemption fees ........................................            -- c           -- c            -- c          -- c          --
                                                              -------------------------------------------------------------------

Net asset value, end of period .........................      $  13.11       $  12.77        $  10.68       $  9.56       $  8.81
                                                              ===================================================================

Total return b .........................................         10.09%         21.88%          13.76%        10.46%        (5.27)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ......................      $218,361       $178,473        $114,301       $55,346       $ 5,641

Ratios to average net assets:

 Expenses ..............................................        1.40% d,e        1.40% e         1.48% e       1.47%         1.41% d

 Net investment income .................................        0.87% d          1.46%           1.33%         1.54%         1.38% d

Portfolio turnover rate ................................       11.20% f         34.00%          25.32%        33.36%        34.15%

a     Based on average daily shares outstanding.

b Total return does not reflect the contingent deferred sales charges, and is not annualized for periods less than one year.

c     Amount is less than $0.01 per share.

d     Annualized.

e     Benefit of expense reduction is less than 0.01%.

f Excludes the value of portfolio securities as a result of in-kind redemptions (Note 9).

g     For the period January 2, 2002 (effective date) to August 31, 2002.


                     Semiannual Report | See notes to financial statements. | 17

Templeton Foreign Fund

                                           ----------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                           FEBRUARY 28, 2006                          YEAR ENDED AUGUST 31,
ADVISOR CLASS                                  (UNAUDITED)             2005          2004          2003          2002         2001
                                           ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
  period)

Net asset value, beginning of period ......    $    12.85        $    10.75      $   9.59      $   8.81      $   9.69     $  10.56
                                               -----------------------------------------------------------------------------------

Income from investment operations:

 Net investment incomea ...................          0.09              0.25          0.20          0.17          0.17         0.28

 Net realized and unrealized gains (losses)          1.14              2.12          1.17          0.77         (0.77)       (0.68)
                                               -----------------------------------------------------------------------------------
Total from investment operations ..........          1.23              2.37          1.37          0.94         (0.60)       (0.40)
                                               -----------------------------------------------------------------------------------

Less distributions from:

 Net investment income ....................         (0.24)            (0.25)        (0.21)        (0.16)        (0.28)       (0.26)

 Net realized gains .......................         (0.67)            (0.02)           --            --            --        (0.21)
                                               -----------------------------------------------------------------------------------
Total distributions .......................         (0.91)            (0.27)        (0.21)        (0.16)        (0.28)       (0.47)
                                               -----------------------------------------------------------------------------------
Redemption fees ...........................            -- c              -- c          -- c          -- c          --           --
                                               -----------------------------------------------------------------------------------
Net asset value, end of period ............    $    13.17        $    12.85      $  10.75      $   9.59      $   8.81     $   9.69
                                               ===================================================================================

Total return b ............................         10.29%            22.46%        14.39%        11.11%        (6.15)%      (3.81)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .........    $2,188,378        $1,727,076      $762,207      $421,725      $297,866     $102,846

Ratios to average net assets:

 Expenses .................................          0.90% d,e         0.90% e       0.98% e       0.97%         0.91%        0.93%

 Net investment income ....................          1.37% d           1.96%         1.83%         2.04%         1.88%        2.78%

Portfolio turnover rate ...................         11.20% f          34.00%        25.32%        33.36%        34.15%       21.38%

a     Based on average daily shares outstanding.

b     Total return is not annualized for periods less than one year.

c     Amount is less than $0.01 per share.

d     Annualized.

e     Benefit of expense reduction is less than 0.01%.

f Excludes the value of portfolio securities delivered as a result of in-kind redemptions (Note 9).


18 | See notes to financial statements. | Semiannual Report

Templeton Foreign Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2006 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                       INDUSTRY                           SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 86.6%
    ARGENTINA 0.0% a
  b Inversiones y Representacion SA, GDR ........                     Real Estate                          398,345     $   5,086,866
                                                                                                                       -------------
    AUSTRALIA 1.5%
    Alumina Ltd. ................................                   Metals & Mining                     20,070,335       103,414,472
    Qantas Airways Ltd. .........................                       Airlines                        60,776,099       185,005,187
                                                                                                                       -------------
                                                                                                                         288,419,659
                                                                                                                       -------------
    BERMUDA 2.4%
    ACE Ltd. ....................................                      Insurance                         5,243,677       292,230,119
    XL Capital Ltd., A ..........................                      Insurance                         2,685,730       181,421,062
                                                                                                                       -------------
                                                                                                                         473,651,181
                                                                                                                       -------------
    BRAZIL 0.1%
    Contax Participacoes SA, ADR ................            Commercial Services & Supplies              7,115,828         9,985,951
    Empresa Brasileira de
    Aeronautica SA, ADR .........................                 Aerospace & Defense                      147,851         5,877,077
                                                                                                                       -------------
                                                                                                                          15,863,028
                                                                                                                       -------------
    CANADA 1.3%
    BCE Inc. ....................................        Diversified Telecommunication Services         10,136,164       246,422,718
    Domtar Inc. .................................               Paper & Forest Products                    509,016         1,664,135
                                                                                                                       -------------
                                                                                                                         248,086,853
                                                                                                                       -------------
    CHINA 2.3%
  b Bank of Communications Ltd. .................                   Commercial Banks                   129,760,224        78,612,656
    China Mobile (Hong Kong) Ltd. ...............         Wireless Telecommunication Services           21,815,931       106,577,612
  b China Shenhua Energy Co. Ltd., H ............             Oil, Gas & Consumable Fuels               93,895,652       142,817,199
    China Telecom Corp. Ltd., H .................        Diversified Telecommunication Services        253,853,984        93,257,092
  c China Telecom Corp. Ltd., H, 144A ...........        Diversified Telecommunication Services         65,408,881        24,028,940
    Guangdong Electric Power
    Development Co. Ltd., B .....................     Independent Power Producers & Energy Traders         651,845           295,760
                                                                                                                       -------------
                                                                                                                         445,589,259
                                                                                                                       -------------
    DENMARK 0.5%
  b Vestas Wind Systems AS ......................                 Electrical Equipment                   3,398,038        71,257,328
b,c Vestas Wind Systems AS, 144A ................                 Electrical Equipment                     955,038        20,027,279
                                                                                                                       -------------
                                                                                                                          91,284,607
                                                                                                                       -------------
    FINLAND 2.4%
    Stora Enso OYJ, R (EUR/FIM Traded) ..........               Paper & Forest Products                 12,406,099       177,198,227
    Stora Enso OYJ, R (SEK Traded) ..............               Paper & Forest Products                  2,320,785        32,994,441
    UPM-Kymmene OYJ .............................               Paper & Forest Products                 11,861,873       251,733,251
                                                                                                                       -------------
                                                                                                                         461,925,919
                                                                                                                       -------------
    FRANCE 4.0%
    France Telecom SA ...........................        Diversified Telecommunication Services         11,070,608       240,880,505
    Sanofi-Aventis ..............................                   Pharmaceuticals                      3,631,328       309,122,774
  c Sanofi-Aventis, 144A ........................                   Pharmaceuticals                        600,587        51,125,957


                                                          Semiannual Report | 19

Templeton Foreign Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                            INDUSTRY                     SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  FRANCE (CONTINUED)
  Societe BIC SA ..........................................       Commercial Services & Supplies          807,254     $   49,229,243
  Valeo SA ................................................              Auto Components                1,909,646         76,476,883
  Vinci SA ................................................         Construction & Engineering            655,483         60,566,217
                                                                                                                      --------------
                                                                                                                         787,401,579
                                                                                                                      --------------
  GERMANY 3.8%
  BASF AG .................................................                 Chemicals                   4,006,291        303,116,705
  Celesio AG ..............................................      Health Care Providers & Services         765,079         71,030,319
  Deutsche Post AG ........................................          Air Freight & Logistics            3,870,185        100,682,452
  Siemens AG ..............................................          Industrial Conglomerates           3,025,220        278,121,765
                                                                                                                      --------------
                                                                                                                         752,951,241
                                                                                                                      --------------
  HONG KONG 7.7%
  Cheung Kong (Holdings) Ltd. .............................                Real Estate                 53,373,947        563,464,093
  Hang Lung Group Ltd. ....................................                Real Estate                 38,765,095         85,695,497
  Hang Lung Properties Ltd. ...............................                Real Estate                    166,635            300,710
  Hong Kong Electric Holdings Ltd. ........................             Electric Utilities             27,285,542        126,088,294
  Hutchison Whampoa Ltd. ..................................          Industrial Conglomerates          31,634,598        301,749,850
  Lerado Group Holdings Co. Ltd. ..........................        Leisure Equipment & Products         2,236,663            164,334
  MTR Corp. Ltd. ..........................................                Road & Rail                 38,854,681         88,397,724
  Shangri-La Asia Ltd. ....................................       Hotels, Restaurants & Leisure        26,706,330         42,858,462
  Swire Pacific Ltd., A ...................................                Real Estate                 23,796,495        228,365,619
  Yue Yuen Industrial Holdings Ltd. .......................      Textiles, Apparel & Luxury Goods      20,634,856         63,968,998
                                                                                                                      --------------
                                                                                                                       1,501,053,581
                                                                                                                      --------------
  INDIA 1.3%
  Gail India Ltd. .........................................               Gas Utilities                12,478,500         76,914,345
c Gail India Ltd., GDR, 144A ..............................               Gas Utilities                    32,961          1,237,685
  Hindustan Petroleum Corp. Ltd. ..........................        Oil, Gas & Consumable Fuels          5,741,644         42,010,290
  Housing Development Finance
   Corp. Ltd. .............................................         Thrifts & Mortgage Finance            812,922         24,894,417
  Tata Motors Ltd. ........................................                 Machinery                   5,815,200        106,958,964
                                                                                                                      --------------
                                                                                                                         252,015,701
                                                                                                                      --------------
  ISRAEL 1.0%
b Check Point Software Technologies Ltd. ..................                  Software                   9,238,052        196,400,985
                                                                                                                      --------------
  ITALY 2.5%
  Eni SpA .................................................        Oil, Gas & Consumable Fuels          8,499,255        242,792,342
  Unicredito Italiano SpA .................................              Commercial Banks              33,720,723        245,442,552
                                                                                                                      --------------
                                                                                                                         488,234,894
                                                                                                                      --------------
  JAPAN 11.8%
  Acom Co. Ltd. ...........................................              Consumer Finance               1,726,052        106,457,144
  East Japan Railway Co. ..................................                Road & Rail                      3,263         23,338,349
  Fanuc Ltd. ..............................................                 Machinery                       9,364            800,791
  Fuji Photo Film Co. Ltd. ................................        Leisure Equipment & Products         2,934,628         95,062,022
  Hitachi Ltd. ............................................     Electronic Equipment & Instruments     10,557,483         74,873,179


20 | Semiannual Report

Templeton Foreign Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                          INDUSTRY                      SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  JAPAN (CONTINUED)
  Konica Minolta Holdings Ltd. .......................               Office Electronics                 4,453,000     $   56,160,152
  Makita Corp. .......................................               Household Durables                 3,896,048        114,426,322
  Matsushita Electric Industrial Co. Ltd. ............               Household Durables                    30,556            654,593
  Mitsubishi UFJ Financial Group Inc. ................                Commercial Banks                     18,826        284,589,470
  NEC Corp. ..........................................            Computers & Peripherals               2,304,491         14,352,680
  Nippon Telegraph & Telephone Corp. .................     Diversified Telecommunication Services          38,077        166,431,668
  Nomura Holdings Inc. ...............................                Capital Markets                   9,025,660        175,032,235
  Pioneer Corp. ......................................               Household Durables                    44,356            702,324
  Shinsei Bank Ltd. ..................................                Commercial Banks                 31,878,453        216,167,111
c Shinsei Bank Ltd., 144A ............................                Commercial Banks                  2,530,208         17,157,287
  Sompo Japan Insurance Inc. .........................                   Insurance                     13,342,979        195,825,347
  Sony Corp. .........................................               Household Durables                 5,665,082        270,616,365
  Sumitomo Mitsui Financial Group Inc. ...............                Commercial Banks                     25,275        279,462,705
  Takeda Pharmaceutical Co. Ltd. .....................                Pharmaceuticals                   3,851,298        216,243,571
                                                                                                                      --------------
                                                                                                                       2,308,353,315
                                                                                                                      --------------
  MEXICO 1.5%
  Telefonos de Mexico SA de CV
   (Telmex), L, ADR ..................................     Diversified Telecommunication Services      13,056,707        292,339,670
                                                                                                                      --------------
  NETHERLANDS 5.6%
  Akzo Nobel NV ......................................                   Chemicals                      1,494,450         75,902,888
  ING Groep NV .......................................                Capital Markets                   9,464,615        355,790,407
  Koninklijke Philips Electronics NV .................               Household Durables                 9,730,579        316,947,032
  Reed Elsevier NV ...................................                     Media                        6,615,581         89,443,412
  VNU NV .............................................                     Media                        7,928,224        256,916,902
                                                                                                                      --------------
                                                                                                                       1,095,000,641
                                                                                                                      --------------
  NORWAY 0.4%
  Telenor ASA ........................................     Diversified Telecommunication Services       6,564,144         71,026,304
                                                                                                                      --------------
  PHILIPPINES 0.4%
  Ayala Land Inc. ....................................                  Real Estate                   103,610,270         22,545,755
  Philippine Long Distance  Telephone Co. ............     Diversified Telecommunication Services       1,508,170         52,071,247
  Philippine Long Distance
   Telephone Co., ADR ................................     Diversified Telecommunication Services          12,351            426,109
                                                                                                                      --------------
                                                                                                                          75,043,111
                                                                                                                      --------------
  PORTUGAL 0.0% a
  Portugal Telecom SGPS SA ...........................     Diversified Telecommunication Services          60,954            704,922
                                                                                                                      --------------
  SINGAPORE 0.4%
  Singapore Airlines Ltd. ............................                    Airlines                            971              8,857
  United Overseas Bank Ltd. ..........................                Commercial Banks                     94,625            874,807
b United Overseas Land Ltd. ..........................                  Real Estate                         9,463             15,572
  Venture Corp. Ltd. .................................       Electronic Equipment & Instruments         9,895,849         79,898,689
                                                                                                                      --------------
                                                                                                                          80,797,925
                                                                                                                      --------------


                                                          Semiannual Report | 21

Templeton Foreign Fund

------------------------------------------------------------------------------------------------------------------------------------
                                                                        INDUSTRY                         SHARES           VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    SOUTH AFRICA 0.7%
    Old Mutual PLC (GBP Traded) ....................                    Insurance                      42,842,778     $  141,107,156
                                                                                                                      --------------
    SOUTH KOREA 5.9%
    Hana Financial Group Inc. ......................                 Commercial Banks                   6,359,364        271,795,681
    Kookmin Bank ...................................                 Commercial Banks                   3,045,110        233,949,749
  b Kookmin Bank, ADR ..............................                 Commercial Banks                      16,376          1,240,482
    KT Corp., ADR ..................................      Diversified Telecommunication Services        4,930,308        100,676,889
    Samsung Electronics Co. Ltd. ...................     Semiconductors & Semiconductor Equipment         493,974        349,495,508
  d Samsung Electronics Co. Ltd.,
      GDR, Reg S ...................................     Semiconductors & Semiconductor Equipment           4,436          1,568,126
    Shinhan Financial Group Co. Ltd. ...............                 Commercial Banks                   5,076,900        199,991,169
    SK Telecom Co. Ltd., ADR .......................       Wireless Telecommunication Services             43,568          1,052,167
                                                                                                                      --------------
                                                                                                                       1,159,769,771
                                                                                                                      --------------
    SPAIN 3.2%
  e Gamesa Corp. Tecnologica SA ....................               Electrical Equipment                 1,192,178         20,652,567
c,e Gamesa Corp. Tecnologica SA, 144A ..............               Electrical Equipment                12,641,100        218,986,727
    Grupo Ferrovial SA .............................            Construction & Engineering                 18,493          1,385,734
    Repsol YPF SA ..................................           Oil, Gas & Consumable Fuels              8,596,225        240,233,016
    Telefonica SA ..................................      Diversified Telecommunication Services        9,257,015        148,407,300
    Telefonica SA, ADR .............................      Diversified Telecommunication Services            7,802            360,608
                                                                                                                      --------------
                                                                                                                         630,025,952
                                                                                                                      --------------
    SWEDEN 3.0%
    Electrolux AB, B ...............................                Household Durables                 12,982,688        359,304,024
    Holmen AB, B ...................................             Paper & Forest Products                1,233,546         47,857,176
    Nordea Bank AB .................................                 Commercial Banks                   7,004,704         79,225,715
    Securitas AB, B ................................          Commercial Services & Supplies            5,800,781        106,660,302
                                                                                                                      --------------
                                                                                                                         593,047,217
                                                                                                                      --------------
    SWITZERLAND 0.8%
    Lonza Group AG .................................                    Chemicals                         721,647         46,842,691
    Nestle SA ......................................                  Food Products                       312,244         91,818,969
    Swiss Reinsurance Co. ..........................                    Insurance                         276,034         19,664,108
                                                                                                                      --------------
                                                                                                                         158,325,768
                                                                                                                      --------------
    TAIWAN 3.5%
    Chunghwa Telecom Co. Ltd., ADR .................      Diversified Telecommunication Services       10,541,314        199,230,835
    Compal Electronics Inc. ........................             Computers & Peripherals              116,234,780        108,890,073
    Lite-On Technology Corp. .......................             Computers & Peripherals              113,393,400        153,751,393
    Mega Financial Holding Co. Ltd. ................                 Commercial Banks                 145,977,000        111,111,751
    Taiwan Semiconductor Manufacturing
      Co. Ltd. .....................................     Semiconductors & Semiconductor Equipment      56,366,058        105,782,436
                                                                                                                      --------------
                                                                                                                         678,766,488
                                                                                                                      --------------


22 | Semiannual Report

Templeton Foreign Fund

----------------------------------------------------------------------------------------------------------------------------------
                                                                        INDUSTRY                     SHARES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONTINUED)
  UNITED KINGDOM 18.6%
  Amvescap PLC .....................................                Capital Markets                  26,136,630    $   247,017,853
  Boots Group PLC ..................................            Food & Staples Retailing             11,785,741        146,586,708
  BP PLC ...........................................          Oil, Gas & Consumable Fuels            27,422,721        303,069,731
  BP PLC, ADR ......................................          Oil, Gas & Consumable Fuels                 5,037            334,558
  British Sky Broadcasting Group PLC ...............                     Media                       39,152,456        346,850,126
  Burberry Group PLC ...............................        Textiles, Apparel & Luxury Goods          9,958,700         80,100,174
  Centrica PLC .....................................                Multi-Utilities                  27,724,968        141,289,100
  Compass Group PLC ................................         Hotels, Restaurants & Leisure           34,544,906        131,654,367
  Electrocomponents PLC ............................       Electronic Equipment & Instruments        19,351,705         97,939,193
  GKN PLC ..........................................                Auto Components                  27,764,120        165,475,936
  GlaxoSmithKline PLC ..............................                Pharmaceuticals                  16,526,791        419,226,084
  Pearson PLC ......................................                     Media                       20,328,347        252,836,500
  Reed Elsevier PLC ................................                     Media                        6,180,731         55,839,117
  Rentokil Initial PLC .............................         Commercial Services & Supplies           5,373,476         14,846,611
  Royal Bank of Scotland Group PLC .................                Commercial Banks                  4,961,357        166,149,055
  Royal Dutch Shell PLC, A .........................          Oil, Gas & Consumable Fuels             4,605,038        139,070,725
  Royal Dutch Shell PLC, B .........................          Oil, Gas & Consumable Fuels             7,019,586        221,161,385
  Shire PLC ........................................                Pharmaceuticals                   3,203,890         50,077,976
  Smiths Group PLC .................................            Industrial Conglomerates              5,648,906         93,051,078
  Tesco PLC ........................................            Food & Staples Retailing                262,701          1,557,650
  Unilever PLC .....................................                 Food Products                   17,849,295        183,958,732
  Vodafone Group PLC ...............................      Wireless Telecommunication Services       144,703,211        276,691,702
  William Morrison Supermarkets PLC ................            Food & Staples Retailing             27,802,300        104,006,680
                                                                                                                   ---------------
                                                                                                                     3,638,791,041
                                                                                                                   ---------------
  TOTAL COMMON STOCKS
   (COST $12,551,241,413) ..........................                                                                16,931,064,634
                                                                                                                   ---------------
  PREFERRED STOCKS 2.4%
  BRAZIL 1.7%
  Companhia Vale do Rio Doce,
   ADR, pfd., A ....................................                Metals & Mining                   3,337,867        135,851,187
  Tele Norte Leste Participacoes SA,
   ADR, pfd ........................................     Diversified Telecommunication Services      10,319,821        191,226,283
                                                                                                                   ---------------
                                                                                                                       327,077,470
                                                                                                                   ---------------
  GERMANY 0.6%
  Volkswagen AG, pfd ...............................                  Automobiles                     2,140,004        110,170,301
                                                                                                                   ---------------
  UNITED STATES 0.1%
  XL Capital Ltd., 6.50%, cvt. pfd .................                   Insurance                      1,207,400         27,275,166
                                                                                                                   ---------------
  TOTAL PREFERRED STOCKS
   (COST $261,379,807) .............................                                                                   464,522,937
                                                                                                                   ---------------


                                                          Semiannual Report | 23

Templeton Foreign Fund

--------------------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT g                VALUE
--------------------------------------------------------------------------------------------------------------------
    BONDS & NOTES 1.0%
    AUSTRALIA 0.2%
    New South Wales Treasury Corp.,
     6.50%, 5/01/06 ....................................                   64,493,000 AUD             $   47,958,963
                                                                                                      --------------
    CANADA 0.0% a
    Government of Canada,
     3.25%, 12/01/06 ...................................                    4,975,000 CAD                  4,356,683
                                                                                                      --------------
    LUXEMBOURG 0.5%
  c Repcon Luxembourg SA, cvt.,
     144A, 4.50%, 1/26/11 ..............................                   67,765,000                     88,128,382
                                                                                                      --------------
    SINGAPORE 0.0% a
    Government of Singapore,
     1.75%, 2/01/07 ....................................                    7,100,000 SGD                  4,336,142
                                                                                                      --------------
    UNITED STATES 0.3%
    Federal Home Loan Mortgage Corp.,
     5.50%, 12/01/2035 .................................                   49,744,029                     49,352,332
                                                                                                      --------------
    TOTAL BONDS & NOTES
      (COST $190,787,539) ..............................                                                 194,132,502
                                                                                                      --------------
    SHORT TERM INVESTMENTS 9.2%
    SWEDEN 0.0% a
  f Sweden Treasury Bill,
     12/20/06 ..........................................                   34,300,000 SEK                  4,261,574
                                                                                                      --------------
    THAILAND 0.2%
  f Thailand Treasury Bills,
     3/09/06 - 2/22/07 .................................                1,464,585,000 THB                 36,384,628
                                                                                                      --------------
    UNITED STATES 9.0%
  f U.S. Treasury Bills,
     3/02/06 - 6/15/06 .................................                1,764,908,000                  1,755,073,630
                                                                                                      --------------
    TOTAL SHORT TERM INVESTMENTS
      (COST $1,795,094,230) ............................                                               1,795,719,832
                                                                                                      --------------


24 | Semiannual Report

Templeton Foreign Fund

--------------------------------------------------------------------------------------------------------------------
                                                                                                            VALUE
--------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
   (COST $14,798,502,989) 99.2% ..............                                                       $19,385,439,905
  OTHER ASSETS, LESS
      LIABILITIES 0.8% .......................                                                           162,955,168
                                                                                                     ---------------

  NET ASSETS 100.0% ..........................                                                       $19,548,395,073
                                                                                                     ===============

CURRENCY ABBREVIATIONS

AUD - Australian Dollar
CAD - Canadian Dollar
EUR - Euro
FIM - Finnish Markka
GBP - British Pound
SEK - Swedish Krona
SGD - Singapore Dollar
THB - Thai Baht

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
GDR - Global Depository Receipt


a     Rounds to less than 0.1% of net assets.

b     Non-income producing.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under the guidelines approved by the Fund's Board of Directors. At February 28, 2006, the aggregate value of these securities was $420,692,257, representing 2.15% of net assets.

d Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At February 28, 2006, the value of this security was $1,568,126, representing 0.01% of net assets.

e     See Note 8 regarding holdings of 5% voting securities.

f     The security is traded on a discount basis with no stated coupon rate.

g     The principal amount is stated in U.S. dollars unless otherwise indicated.


                     Semiannual Report | See notes to financial statements. | 25

Templeton Foreign Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2006 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ............................     $ 14,582,294,015
  Cost - Non-controlled affiliated issuers (Note 8) ......          216,208,974
                                                               ----------------
  Total cost of investments ..............................     $ 14,798,502,989
                                                               ----------------
  Value - Unaffiliated issuers ...........................     $ 19,145,800,611
  Value - Non-controlled affiliated issuers (Note 8) .....          239,639,294
                                                               ----------------
  Total value of investments .............................       19,385,439,905
 Cash ....................................................              718,510
 Foreign currency, at value (cost $330,518,321) ..........          299,307,032
 Receivables:
  Investment securities sold .............................           80,784,410
  Capital shares sold ....................................           25,238,776
  Dividends and interest .................................           37,940,817
                                                               ----------------
       Total assets ......................................       19,829,429,450
                                                               ----------------
Liabilities:
 Payables:
  Investment securities purchased ........................          149,844,318
  Capital shares redeemed ................................          109,185,387
  Affiliates .............................................           19,911,651
 Accrued expenses and other liabilities ..................            2,093,021
                                                               ----------------
        Total liabilities ................................          281,034,377
                                                               ----------------
           Net assets, at value ..........................     $ 19,548,395,073
                                                               ================
Net assets consist of:
 Paid-in capital .........................................     $ 14,439,349,115
 Distributions in excess of net investment income ........          (29,422,005)
 Net unrealized appreciation (depreciation) ..............        4,555,733,786
 Accumulated net realized gain (loss) ....................          582,734,177
                                                               ----------------
           Net assets, at value ..........................     $ 19,548,395,073
                                                               ================


26 | See notes to financial statements. | Semiannual Report

Templeton Foreign Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2006 (unaudited)

CLASS A:
 Net assets, at value ....................................................                $15,356,708,970
                                                                                          ===============
 Shares outstanding ......................................................                  1,163,004,462
                                                                                          ===============
 Net asset value per share a .............................................                $         13.20
                                                                                          ===============
 Maximum offering price per share (net asset value / 94.25%) .............                $         14.01
                                                                                          ===============
CLASS B:
 Net assets, at value ....................................................                $   238,271,623
                                                                                          ===============
 Shares outstanding ......................................................                     18,322,992
                                                                                          ===============
 Net asset value and maximum offering price per share a ..................                $         13.00
                                                                                          ===============
CLASS C:
 Net assets, at value ....................................................                $ 1,546,674,730
                                                                                          ===============
 Shares outstanding ......................................................                    118,720,832
                                                                                          ===============
 Net asset value and maximum offering price per share a ..................                $         13.03
                                                                                          ===============
CLASS R:
 Net assets, at value ....................................................                $   218,361,375
                                                                                          ===============
 Shares outstanding ......................................................                     16,655,787
                                                                                          ===============
 Net asset value and maximum offering price per share a ..................                $         13.11
                                                                                          ===============
ADVISOR CLASS:
 Net assets, at value ....................................................                $ 2,188,378,375
                                                                                          ===============
 Shares outstanding ......................................................                    166,182,105
                                                                                          ===============
 Net asset value and maximum offering price per share a ..................                $         13.17
                                                                                          ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                     Semiannual Report | See notes to financial statements. | 27

Templeton Foreign Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2006 (unaudited)

Investment income:
 Dividends - unaffiliated issuers ......................................................................            $   184,515,178
 Interest - unaffiliated issuers .......................................................................                 33,324,063
 Other Income ..........................................................................................                     42,939
                                                                                                                    ---------------
        Total investment income ........................................................................                217,882,180
                                                                                                                    ---------------
Expenses:
 Management fees (Note 3a) .............................................................................                 56,819,068
 Administrative fees (Note 3b) .........................................................................                  7,408,168
 Distribution fees (Note 3c)
  Class A ..............................................................................................                 19,198,105
  Class B ..............................................................................................                  1,157,590
  Class C ..............................................................................................                  7,341,425
  Class R ..............................................................................................                    497,371
 Transfer agent fees (Note 3e) .........................................................................                 17,845,862
 Custodian fees (Note 4) ...............................................................................                  3,406,185
 Reports to shareholders ...............................................................................                    392,364
 Registration and filing fees ..........................................................................                    137,885
 Professional fees .....................................................................................                     98,564
 Directors' fees and expenses ..........................................................................                    113,600
                                                                                                                    ---------------
        Total expenses .................................................................................                114,416,187
        Expense reductions (Note 4) ....................................................................                     (6,488)
                                                                                                                    ---------------
           Net expenses ................................................................................                114,409,699
                                                                                                                    ---------------
              Net investment income ....................................................................                103,472,481
                                                                                                                    ---------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments (including gain from redemption in-kind of $8,460,748)(Note 9):
    Unaffiliated .......................................................................................                943,165,422
    Non-controlled affiliated issuers (Note 8) .........................................................                 (3,159,029)
  Foreign currency transactions ........................................................................                 (5,648,949)
                                                                                                                    ---------------
        Net realized gain (loss) .......................................................................                934,357,444
                                                                                                                    ---------------
 Net change in unrealized appreciation (depreciation) on:
  Investments ..........................................................................................                833,010,160
  Translation of assets and liabilities denominated in foreign currencies ..............................                (14,181,351)
                                                                                                                    ---------------
        Net change in unrealized appreciation (depreciation) ...........................................                818,828,809
                                                                                                                    ---------------
Net realized and unrealized gain (loss) ................................................................              1,753,186,253
                                                                                                                    ---------------
Net increase (decrease) in net assets resulting from operations ........................................            $ 1,856,658,734
                                                                                                                    ===============


28 | See notes to financial statements. | Semiannual Report

Templeton Foreign Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              SIX MONTHS ENDED
                                                                                             FEBRUARY 28, 2006        YEAR ENDED
                                                                                                 (UNAUDITED)       AUGUST 31, 2005
                                                                                             --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...............................................................      $    103,472,481      $    294,930,582
  Net realized gain (loss) from investments and foreign currency transactions ..........          934,357,444           971,811,565
  Net change in unrealized appreciation (depreciation) on investments, translation of
    assets and liabilities denominated in foreign currencies and deferred taxes ........          818,828,809         2,144,341,956
                                                                                             --------------------------------------
          Net increase (decrease) in net assets resulting from operations ..............        1,856,658,734         3,411,084,103
                                                                                             --------------------------------------
 Distributions to shareholders from:
  Net investment income:
    Class A ............................................................................         (253,733,869)         (273,911,468)
    Class B ............................................................................           (2,119,956)           (2,747,991)
    Class C ............................................................................          (13,844,368)          (16,469,565)
    Class R ............................................................................           (2,728,273)           (2,322,092)
    Advisor Class ......................................................................          (36,217,093)          (19,608,644)
  Net realized gains:
    Class A ............................................................................         (802,769,866)          (23,672,555)
    Class B ............................................................................          (12,149,229)             (362,026)
    Class C ............................................................................          (77,483,659)           (2,187,583)
    Class R ............................................................................          (10,001,212)             (225,830)
    Advisor Class ......................................................................         (100,722,059)           (1,502,661)
                                                                                             --------------------------------------
 Total distributions to shareholders ...................................................       (1,311,769,584)         (343,010,415)
                                                                                             --------------------------------------
 Capital share transactions: (Note 2)
    Class A ............................................................................         (530,324,853)         (167,929,607)
    Class B ............................................................................             (190,687)           (2,695,369)
    Class C ............................................................................           38,063,427            34,862,854
    Class R ............................................................................           33,157,111            38,612,358
    Advisor Class ......................................................................          400,017,174           763,227,503
                                                                                             --------------------------------------
 Total capital share transactions ......................................................          (59,277,828)          666,077,739
                                                                                             --------------------------------------
 Redemption fees .......................................................................               65,297                80,608
                                                                                             --------------------------------------
          Net increase (decrease) in net assets ........................................          485,676,619         3,734,232,035
Net assets:
 Beginning of period ...................................................................       19,062,718,454        15,328,486,419
                                                                                             --------------------------------------

 End of period .........................................................................     $ 19,548,395,073      $ 19,062,718,454
                                                                                             ======================================
Undistributed net investment income (distributions in excess of net investment income)
  included in net assets:
 End of period .........................................................................     $    (29,422,005)     $    175,749,073
                                                                                             ======================================


                     Semiannual Report | See notes to financial statements. | 29

Templeton Foreign Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Funds, Inc. is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of two separate series. The Templeton Foreign Fund (the Fund) included in this report is diversified. The financial statements of the remaining fund in the series are presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Effective March 1, 2005, Class B shares are only offered to existing Class B shareholders in the form of reinvested distributions and certain exchanges from other Franklin Templeton Class B shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a


30 | Semiannual Report

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                          Semiannual Report | 31

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund is subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by Templeton Funds, Inc. are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of Templeton Funds, Inc. Fund specific expenses are charged directly to the Fund that incurred the expense.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


32 | Semiannual Report

Templeton Foreign Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date (30 days or less prior to June 1, 2004). The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At February 28, 2006, there were 3.9 billion shares of the Templeton Funds, Inc. authorized ($1.00 par value) of which 2.7 billion shares were allocated to the Fund. Transactions in the Fund's shares were as follows:

                                                 ----------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                                 YEAR ENDED
                                                           FEBRUARY 28, 2006                             AUGUST 31, 2005
                                                 ----------------------------------------------------------------------------------
                                                      SHARES               AMOUNT                  SHARES                AMOUNT
                                                 ----------------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold ...........................           120,300,812        $ 1,545,222,407            304,697,362        $ 3,659,746,659
 Shares issued on reinvestment of
   distributions .......................            78,800,061            961,173,998             23,280,535            261,602,080
 Shares redeemed in-kind (Note 9) ......           (18,258,638)          (220,746,939)                    --                     --
 Shares redeemed .......................          (220,542,959)        (2,815,974,319)          (340,513,796)        (4,089,278,346)
                                                 ----------------------------------------------------------------------------------
 Net increase (decrease) ...............           (39,700,724)       $  (530,324,853)           (12,535,899)       $  (167,929,607)
                                                 ==================================================================================

CLASS B SHARES:
 Shares sold ...........................               371,882        $     4,665,604              1,555,187        $    18,077,425
 Shares issued on reinvestment of
   distributions .......................             1,009,208             12,126,353                238,884              2,642,884
 Shares redeemed .......................            (1,339,542)           (16,982,644)            (1,972,680)           (23,415,678)
                                                 ----------------------------------------------------------------------------------
 Net increase (decrease) ...............                41,548        $      (190,687)              (178,609)       $    (2,695,369)
                                                 ==================================================================================


                                                          Semiannual Report | 33

Templeton Foreign Fund

2. CAPITAL STOCK (CONTINUED)

                                                    -------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                                YEAR ENDED
                                                              FEBRUARY 28, 2006                            AUGUST 31, 2005
                                                    -------------------------------------------------------------------------------
                                                        SHARES                AMOUNT                 SHARES               AMOUNT
                                                    -------------------------------------------------------------------------------
CLASS C SHARES:
 Shares sold ...............................            7,531,875         $  95,036,516            18,413,417         $ 218,475,505
 Shares issued on reinvestment of
   distributions ...........................            6,061,236            72,970,499             1,336,883            14,828,204
 Shares redeemed ...........................          (10,220,407)         (129,943,588)          (16,686,156)         (198,440,855)
                                                    -------------------------------------------------------------------------------
 Net increase (decrease) ...................            3,372,704         $  38,063,427             3,064,144         $  34,862,854
                                                    ===============================================================================

CLASS R SHARES:
 Shares sold ...............................            4,135,403         $  52,609,058             7,141,384         $  85,405,546
 Shares issued on reinvestment of
   distributions ...........................              979,656            11,880,876               211,180             2,357,422
 Shares redeemed ...........................           (2,440,505)          (31,332,823)           (4,071,304)          (49,150,610)
                                                    -------------------------------------------------------------------------------
 Net increase (decrease) ...................            2,674,554         $  33,157,111             3,281,260         $  38,612,358
                                                    ===============================================================================
ADVISOR CLASS SHARES:
 Shares sold ...............................           46,350,716         $ 591,379,343            81,064,337         $ 975,160,244
 Shares issued on reinvestment of
   distributions ...........................            7,077,282            86,203,392             1,167,912            13,111,683
 Shares redeemed ...........................          (21,674,435)         (277,565,561)          (18,725,639)         (225,044,424)
                                                    -------------------------------------------------------------------------------
 Net increase (decrease) ...................           31,753,563         $ 400,017,174            63,506,610         $ 763,227,503
                                                    ===============================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

-------------------------------------------------------------------------------------------------------------
SUBSIDIARY                                                                    AFFILIATION
-------------------------------------------------------------------------------------------------------------
Templeton Global Advisors Limited (TGAL)                                      Investment manager
Franklin Templeton Services, LLC (FT Services)                                Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                          Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)                 Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE            NET ASSETS
--------------------------------------------------------------------------------
      0.630%                   Up to and including $1 billion
      0.615%                   Over $1 billion, up to and including $5 billion
      0.600%                   Over $5 billion, up to and including $10 billion
      0.580%                   Over $10 billion, up to and including $15 billion
      0.560%                   Over $15 billion, up to and including $20 billion
      0.540%                   In excess of $20 billion


34 | Semiannual Report

Templeton Foreign Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Templeton Funds, Inc.'s aggregate average daily net assets of the Funds as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE          NET ASSETS
--------------------------------------------------------------------------------
      0.150%                 Up to and including $200 million
      0.135%                 Over $200 million, up to and including $700 million
      0.100%                 Over $700 million, up to and including $1.2 billion
      0.075%                 In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Directors has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.25% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Prior to November 1, 2005, Class A distribution costs exceeding the maximum for the current plan year could be reimbursed in subsequent periods. Effective November 1, 2005, the Class A reimbursement distribution plan was amended to discontinue the reimbursement of excess plan year costs in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ....................... 1.00%
Class C ....................... 1.00%
Class R ....................... 0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Net sales charges received a .......................................  $408,498
Contingent deferred sales charges retained .........................  $221,508 a Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $17,845,862, of which $8,007,564 was retained by Investor Services.


                                                          Semiannual Report | 35

Templeton Foreign Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2006, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At August 31, 2005, the Fund had remaining tax basis capital losses of $26,284,540 from the merged Fiduciary International Equity Fund, Templeton Latin America Fund, Templeton Pacific Growth Fund, and Victory International Fund, which may be carried over to offset future capital gains, subject to certain limitations under the Internal Revenue Code. At August 31, 2005, capital loss carryforwards expire as follows:

Capital loss carryforwards expiring in:
2008 ....................................................            $ 7,019,789
2009 ....................................................              4,573,249
2010 ....................................................             12,417,427
2011 ....................................................              2,274,075
                                                                     -----------
                                                                     $26,284,540
                                                                     ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

At February 28, 2006, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments .....................................       $14,883,363,007
                                                                ---------------
Unrealized appreciation .................................       $ 4,768,466,955
Unrealized depreciation .................................          (266,390,057)
                                                                ---------------
Net unrealized appreciation (depreciation) ..............       $ 4,502,076,898
                                                                ===============

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2006, aggregated $1,961,716,182 and $3,453,293,912, respectively. Sales of investments excludes $220,746,939 of in-kind redemptions.


36 | Semiannual Report

Templeton Foreign Fund

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the period ended February 28, 2006 were as shown below.

-------------------------------------------------------------------------------------------------------------------------------
                            NUMBER OF                                  NUMBER OF
                           SHARES HELD                                SHARES HELD        VALUE                       REALIZED
                           AT BEGINNING    GROSS         GROSS           AT END         AT END       INVESTMENT      CAPITAL
NAME OF ISSUER              OF PERIOD    ADDITIONS    REDUCTIONS       OF PERIOD       OF PERIOD       INCOME       GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Gamesa Corp.
 Tecnologica SA ............    --        1,209,513       17,335         1,192,178   $  20,652,567   $      --      $  (288,403)
Gamesa Corp.
 Tecnologica SA, 144A ......    --       12,824,915      183,815        12,641,100     218,986,727          --       (2,870,626)
                                                                                     ------------------------------------------
                                 TOTAL AFFILIATED SECURITIES (1.23% of Net Assets)   $ 239,639,294   $      --      $(3,159,029)
                                                                                     ==========================================

9. REDEMPTION IN-KIND

During the period ended February 28, 2006, the Fund realized $8,460,748 of net gains resulting from in-kind redemptions in which a shareholder exchanged fund shares for securities held by the Fund rather than for cash. Such gains are not taxable to the Fund, and are not distributed to shareholders, and as such, will be reclassified from accumulated net realized gains to paid-in capital in the Statement of Assets and Liabilities at the Fund's fiscal year end.

10. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


                                                          Semiannual Report | 37

Templeton Foreign Fund

10. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds in March, 2005. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC has also prepared and submitted to the SEC for its approval a plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


38 | Semiannual Report

Templeton Foreign Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                          Semiannual Report | 39

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 7
Colorado
Connecticut
Florida 7
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 6
Michigan 6
Minnesota 6
Missouri
New Jersey
New York 7
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                          Not part of the semiannual report

       [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
      INVESTMENTS                     San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON FOREIGN FUND

INVESTMENT MANAGER

Templeton Global Advisors Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
 1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

104 S2006 04/06







ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are David W. Niemiec and Frank A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.         N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.        N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END  MANAGEMENT INVESTMENT COMPANIES.

             N/A/

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES.             N/A/


ITEM 10. SUBMISSION OF MATTERS OF A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS, INC.

By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  April 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
Chief Executive Officer -
 Finance and Administration
Date  April 24, 2006


By /s/Galen G. Vetter
Chief Financial Officer
Date  April 24, 2006